June 30, 1998

PHOENIX

SEMIANNUAL REPORT

PHOENIX DUFF & PHELPS
INSTITUTIONAL MUTUAL
FUNDS

- CORE EQUITY PORTFOLIO

- GROWTH STOCK PORTFOLIO

- REAL ESTATE EQUITY
  SECURITIES PORTFOLIO

- BALANCED PORTFOLIO

- MANAGED BOND PORTFOLIO
  U.S. GOVERNMENT

- SECURITIES PORTFOLIO

- ENHANCED RESERVES
  PORTFOLIO

- MONEY MARKET PORTFOLIO

[LOGO] PHOENIX
       INVESTMENT PARTNERS

                Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS
------------------------------------------------------

                                                        PAGE
Core Equity Portfolio............................          1

Growth Stock Portfolio...........................          7

Real Estate Equity Securities Portfolio..........         13

Balanced Portfolio...............................         19

Managed Bond Portfolio...........................         28

U.S. Government Securities Portfolio.............         36

Enhanced Reserves Portfolio......................         41

Money Market Portfolio...........................         47

Notes to Financial Statements....................         52

CORE EQUITY PORTFOLIO
----------------------------------------------------

INVESTMENT OBJECTIVE
  Phoenix Institutional Core Equity Portfolio is appropriate for investors seeking long-term appreciation of capital by investing in a diversified portfolio of common stocks.

INVESTMENT ADVISER'S REPORT
  Since inception on April 14, 1998, the Institutional Core Equity Portfolio Class X shares had a total return of 1.40% and Class Y shares returned 1.30% through June 30, 1998. The S&P 500 Index had a total return of 1.62% during this same time period.* All performance figures assume reinvestment of dividends and are net of fees.

  An overweighting in retail stocks, such as Dayton-Hudson and Home Depot, aided our performance during the second quarter of 1998 as a strong domestic economy and a lack of international exposure proved attractive to investors looking for strong fundamentals and minimal Asian exposure.

  Our underweighting in technology hurt performance during the quarter, although the stocks in this sector which we held--Cisco, Microsoft and Compaq--were strong performers. The Portfolio's overweighting in oil service negatively impacted performance during the second quarter as the ongoing decline in oil prices dragged oil service stocks down as well. We continue to anticipate an improvement in oil prices in the second half of 1998, which should help stimulate a recovery in oil service equities. Financial stocks as a whole underperformed during the second quarter of 1998, but our overweighted position proved to be a plus as American Express and Chase Manhattan offset weakness in Washington Mutual.

  Lower quality stocks, as measured by Standard & Poor's common stock rankings, outperformed our high quality style in the first four months of 1998 due to a strong domestic economy and reduced concerns about the impact of weakness in Asia. However, signs of slowing domestic growth and renewed concerns about the lingering impact of weakness in Asia resurfaced during the later part of the second quarter, causing investors to seek greater consistency of earnings growth in higher quality companies during May and June. This resulted in a weakening of cyclical stocks late in the second quarter.

OUTLOOK
  We anticipate corporate profit growth will decelerate in the second half of 1998 as a slower U.S. economy and the impact of Asia and possibly, the GM strike, tempers domestic growth. We believe this will cause investors to continue to seek large-capitalization, high quality stocks that can demonstrate consistent earnings growth in a slowing, less certain economic environment.

  * The S&P 500 Index is an unmanaged, commonly used measure of stock market performance. The Index is not available for direct investment.

Core Equity Portfolio

--------------------------------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                                           SHARES         VALUE
                                                                          ---------   -------------
COMMON STOCKS--98.9%
AEROSPACE/DEFENSE--2.3%
  Raytheon Co. Class A......................................                 2,575    $     148,384
                                                                                      -------------
BANKS (MAJOR REGIONAL)--2.1%
  Fleet Financial Group, Inc................................                 1,600          133,600
                                                                                      -------------
BANKS (MONEY CENTER)--7.4%
  Chase Manhattan Corp......................................                 2,800          211,400
  NationsBank Corp..........................................                 3,500          267,750
                                                                                      -------------
                                                                                            479,150
                                                                                      -------------
BEVERAGES (NON-ALCOHOLIC)--2.9%
  PepsiCo, Inc..............................................                 4,475          184,314
                                                                                      -------------
CHEMICALS--2.9%
  Du Pont (E.I.) de Nemours & Co............................                 2,550          190,294
                                                                                      -------------
COMPUTERS (HARDWARE)--2.5%
  Compaq Computer Corp......................................                 5,775          163,866
                                                                                      -------------
COMPUTERS (NETWORKING)--3.1%
  Cisco Systems, Inc. (b)...................................                 2,175          200,236
                                                                                      -------------
COMPUTERS (SOFTWARE & SERVICES)--1.1%
  Microsoft Corp. (b).......................................                   675           73,153
                                                                                      -------------
CONSUMER FINANCE--3.1%
  Beneficial Corp...........................................                 1,325          202,973
                                                                                      -------------
ELECTRICAL EQUIPMENT--2.6%
  Emerson Electric Co.......................................                 2,800          169,050
                                                                                      -------------
ENTERTAINMENT--2.4%
  Walt Disney Co. (The).....................................                 1,475          154,967
                                                                                      -------------
FINANCIAL (DIVERSIFIED)--3.1%
  American Express Co.......................................                 1,090          124,260
  Fannie Mae................................................                 1,300           78,975
                                                                                      -------------
                                                                                            203,235
                                                                                      -------------
FUNERAL SERVICES & RELATED--4.7%
  Service Corporation International.........................                 7,150          306,556
                                                                                      -------------
HEALTH CARE (DIVERSIFIED)--3.4%
  American Home Products Corp...............................                 4,250          219,938
                                                                                      -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--4.3%
  Lilly (Eli) & Co..........................................                 1,800          118,913
  Schering-Plough Corp......................................                 1,725          158,053
                                                                                      -------------
                                                                                            276,966
                                                                                      -------------

                                                                           SHARES         VALUE
                                                                          ---------   -------------
HEALTH CARE (LONG TERM CARE)--3.7%
  HEALTHSOUTH Corp. (b).....................................                 8,850    $     236,184
                                                                                      -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.6%
  Medtronic, Inc............................................                 3,700          235,875
                                                                                      -------------
INSURANCE (MULTI-LINE)--1.9%
  Hartford Financial Services Group, Inc....................                 1,100          125,813
                                                                                      -------------
INSURANCE (PROPERTY-CASUALTY)--2.4%
  AllState Corp.............................................                 1,725          157,945
                                                                                      -------------
LODGING--HOTELS--2.0%
  Marriott International, Inc. Class A......................                 3,900          126,263
                                                                                      -------------
MANUFACTURING (DIVERSIFIED)--2.7%
  Corning, Inc..............................................                 5,075          176,356
                                                                                      -------------
OFFICE EQUIPMENT & SUPPLIES--2.9%
  Pitney Bowes, Inc.........................................                 3,875          186,484
                                                                                      -------------
OIL & GAS (DRILLING & EQUIPMENT)--2.6%
  Cooper Cameron Corp. (b)..................................                 1,150           58,650
  Halliburton Co............................................                 2,450          109,178
                                                                                      -------------
                                                                                            167,828
                                                                                      -------------
PERSONAL CARE--3.1%
  Avon Products, Inc........................................                 2,550          197,625
                                                                                      -------------
RESTAURANTS--3.0%
  McDonald's Corp...........................................                 2,825          194,925
                                                                                      -------------
RETAIL (BUILDING SUPPLIES)--4.5%
  Home Depot, Inc...........................................                 1,450          120,441
  Masco Corp................................................                 2,850          172,425
                                                                                      -------------
                                                                                            292,866
                                                                                      -------------
RETAIL (DEPARTMENT STORES)--3.3%
  Federated Department Stores, Inc. (b).....................                 4,000          215,250
                                                                                      -------------
RETAIL (FOOD CHAINS)--2.0%
  Albertson's, Inc..........................................                 2,550          132,122
                                                                                      -------------
RETAIL (GENERAL MERCHANDISE)--3.2%
  Dayton Hudson Corp........................................                 4,250          206,125
                                                                                      -------------
SAVINGS & LOAN COMPANIES--3.9%
  Washington Mutual, Inc....................................                 5,850          254,109
                                                                                      -------------
SERVICES (DATA PROCESSING)--3.1%
  First Data Corp...........................................                 5,950          198,209
                                                                                      -------------

2                      See Notes to Financial Statements

CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                           SHARES         VALUE
                                                                          ---------   -------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.1%
  WorldCom, Inc. (b)........................................                 4,200    $     203,438
                                                                                      -------------
TOTAL COMMON STOCKS
  (Identified cost $6,293,008).....................................................       6,414,099
                                                                                      -------------
TOTAL LONG-TERM INVESTMENTS--98.9%
  (Identified cost $6,293,008).....................................................       6,414,099
                                                                                      -------------

                                                                             PAR
                                                                            VALUE
                                                                            (000)         VALUE
                                                                          ---------   -------------
SHORT-TERM OBLIGATIONS--0.3%
MONEY MARKET MUTUAL FUNDS--0.3%
  State Street Global Advisors Seven Seas Money Market Fund
    (5.42% seven day effective yield).......................                   $16    $      15,923
                                                                                      -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $15,923)........................................................          15,923
                                                                                      -------------

TOTAL INVESTMENTS--99.2%
  (Identified cost $6,308,931).....................................................       6,430,022(a)
  Cash and receivables, less liabilities--0.8%.....................................          52,518
                                                                                      -------------
NET ASSETS--100.0%.................................................................   $   6,482,540
                                                                                      -------------
                                                                                      -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $266,204 and gross depreciation of $145,113 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $6,308,931.
(b)  Non-income producing.

                       See Notes to Financial Statements                       3

Core Equity Portfolio
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $6,308,931)                                $ 6,430,022
Receivables
  Investment securities sold                                       24,027
  Dividends and interest                                            3,681
  Receivable from adviser                                          44,009
Prepaid expenses                                                   47,867
                                                              -----------
    Total assets                                                6,549,606
                                                              -----------

LIABILITIES
Payables
  Investment securities purchased                                  34,681
  Transfer agent fee                                                6,100
  Financial agent fee                                               2,337
  Trustees' fee                                                       824
  Distribution fee                                                     21
Accrued expenses                                                   23,103
                                                              -----------
    Total liabilities                                              67,066
                                                              -----------
NET ASSETS                                                    $ 6,482,540
                                                              -----------
                                                              -----------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 6,350,148
Undistributed net investment income                                 6,097
Accumulated net realized gain                                       5,204
Net unrealized appreciation                                       121,091
                                                              -----------
NET ASSETS                                                    $ 6,482,540
                                                              -----------
                                                              -----------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,381,128)                 629,401

Net asset value and offering price per share                       $10.14

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $101,412)                    10,007

Net asset value and offering price per share                       $10.13

                            STATEMENT OF OPERATIONS
                 FROM INCEPTION APRIL 14, 1998 TO JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $    8,555
Interest                                                           2,863
                                                              ----------
    Total investment income                                       11,418
                                                              ----------

EXPENSES
Investment advisory fee                                            4,053
Distribution fee--Class Y                                             52
Financial agent fee                                               10,151
Registration                                                      20,482
Transfer agent                                                     9,100
Printing                                                           7,812
Professional                                                       5,181
Trustees                                                           3,293
Custodian                                                          1,648
Miscellaneous                                                      3,705
                                                              ----------
    Total expenses                                                65,477
    Less expenses borne by investment adviser                    (60,156)
                                                              ----------
    Net expenses                                                   5,321
                                                              ----------
NET INVESTMENT INCOME                                              6,097
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    5,204
Net change in unrealized appreciation (depreciation) on
  investments                                                    121,091
                                                              ----------
NET GAIN ON INVESTMENTS                                          126,295
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  132,392
                                                              ----------
                                                              ----------

4                      See Notes to Financial Statements

CORE EQUITY PORTFOLIO
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       FROM INCEPTION
                                                                                      APRIL 14, 1998 TO
                                                                                        JUNE 30, 1998
                                                                                         (UNAUDITED)
                                                                                      -----------------
FROM OPERATIONS
  Net investment income                                                                 $       6,097
  Net realized gain                                                                             5,204
  Net change in unrealized appreciation (depreciation)                                        121,091
                                                                                      -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            132,392
                                                                                      -----------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (629,401 shares)                                            6,250,074
  Net asset value of shares issued from reinvestment of distributions (0 shares)                   --
  Cost of shares repurchased (0 shares)                                                            --
                                                                                      -----------------
Total                                                                                       6,250,074
                                                                                      -----------------
CLASS Y
  Proceeds from sales of shares (10,007 shares)                                               100,074
  Net asset value of shares issued from reinvestment of distributions (0 shares)                   --
  Cost of shares repurchased (0 shares)                                                            --
                                                                                      -----------------
Total                                                                                         100,074
                                                                                      -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                            6,350,148
                                                                                      -----------------
  NET INCREASE IN NET ASSETS                                                                6,482,540
NET ASSETS
  Beginning of period                                                                               0
                                                                                      -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $6,097)               $   6,482,540
                                                                                      -----------------
                                                                                      -----------------

                       See Notes to Financial Statements                       5

Core Equity Portfolio
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS X          CLASS Y
                                                                                   ------------     ------------
                                                                                       FROM             FROM
                                                                                    INCEPTION        INCEPTION
                                                                                    4/14/98 TO       4/14/98 TO
                                                                                     6/30/98          6/30/98
                                                                                   (UNAUDITED)      (UNAUDITED)
                                                                                   ------------     ------------
Net asset value, beginning of period                                                  $10.00           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                0.01(1)(5)       0.01(2)(5)
  Net realized and unrealized gain                                                     0.13             0.12
                                                                                     ------           ------
    TOTAL FROM INVESTMENT OPERATIONS                                                   0.14             0.13
                                                                                     ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income                                                   --               --
  Dividends from net realized gains                                                      --               --
                                                                                     ------           ------
    TOTAL DISTRIBUTIONS                                                                  --               --
                                                                                     ------           ------
Change in net asset value                                                              0.14             0.13
                                                                                     ------           ------
NET ASSET VALUE, END OF PERIOD                                                        $10.14           $10.13
                                                                                     ------           ------
                                                                                     ------           ------
Total return                                                                           1.40%(4)         1.30%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                                $6,381             $101

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                                   0.65%(3)         0.90%(3)
  Net investment income                                                                0.76%(3)         0.64%(3)
Portfolio turnover                                                                       22%(4)           22%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.14.
(2) Includes reimbursement of operating expenses by investment adviser of $0.14.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.

6                      See Notes to Financial Statements

GROWTH STOCK PORTFOLIO
----------------------------------------------------

INVESTOR PROFILE
  The Growth Stock Portfolio is appropriate for investors seeking long-term appreciation through investments in common stocks.

INVESTMENT ADVISER'S REPORT
  For the six-month reporting period that ended June 30, 1998, Class X shares earned 16.73% and Class Y shares earned 16.57% compared with a return of 17.75% for the S&P 500 Index.* All performance figures assume reinvestment of dividends and are net of fees.
  After posting impressive double-digit gains in the first quarter, U.S. equities markets were mixed during the second quarter as investors refocused their attention on Asia and the prospects for slower corporate profit growth. As we have stated for some time, investors' preference for liquidity and earnings stability has led to strong demand and a willingness to pay significant premiums (higher P/E multiples) for large-cap growth companies, which are noted for these positive attributes. Although many of these blue-chip stocks look expensive by most historical valuation measures, we do not foresee any major catalyst that would sway investor sentiment toward smaller-cap issues over the near term.
  Stocks that performed well in the second quarter focused on the upbeat/confident U.S. consumer. While the news from the Pacific Rim continued to be gloomy, economic growth in the United States was exceptionally robust. A rosy employment picture, record home sales, and the "wealth effect" from this long bull market all contributed to a dramatic increase in consumer spending. Retail, auto, entertainment and other consumer-oriented stocks led the market. At the same time, excess capacity and slackened Asian demand led to poor performance among basic commodity industries, such as oil, steel, precious metals and paper.
  Our decision to overweight the Portfolio in health-care and technology stocks contributed positively to performance. Strong stock selection within the communication services sector (most notably Airtouch Communications and Ericsson), the consumer staples group (specifically Liberty Media Group and Safeway), and the health-care area (Watson Pharmaceutical and Medtronic) also boosted overall results. A major negative to performance was our exposure to the poorly performing energy group. While we have modestly reduced our position in this volatile sector for the near term, longer-term fundamentals for energy services companies remain positive in our opinion, and we would add to these stocks if crude oil prices begin to show real signs of stabilization.

OUTLOOK
  Moving into the second half of 1998, we have not made any dramatic revisions to our outlook for the U.S. economy and financial markets. Although recent economic data has been rather strong, we believe that growth will slow later this year as the impact of the "Asian flu" begins to take hold in the United States. In fact, corporate earnings growth has already begun decelerating, and we expect this trend to continue over the next several quarters. While we are not forecasting the end to this long bull market or the start of the next recession, we would not be surprised to see the stock market take a well-deserved rest over the near term.
  With regard to stock selection, we remain strongly biased toward large-cap growth companies that have limited Asian exposure and whose earnings are less economically sensitive. The Portfolio is currently overweighted (versus the S&P 500 Index) in such traditional growth sectors as health-care, technology, and to a lesser degree, communication services. Because of the present speculative merger and acquisition environment in the financial services arena, we believe that some stocks in this group have become overbought and have elected to selectively take profits in this sector. Given their value and cyclical orientation, the Portfolio also has little or no exposure to basic materials, transportation, and utilities.

  * The S&P 500 Index is an unmanaged, commonly used measure of stock market performance. The Index is not available for direct investment.

Growth Stock Portfolio
------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                 SHARES        VALUE
                                                --------   --------------
COMMON STOCKS--94.4%
AEROSPACE/DEFENSE--1.0%
  Boeing Co........................             14,200     $      632,787
                                                           --------------
BANKS (MAJOR REGIONAL)--4.2%
  Banc One Corp....................             10,670            595,519
  BankBoston Corp..................              8,700            483,937
  Mellon Bank Corp.................              7,300            508,262
  U.S. Bancorp.....................             27,200          1,169,600
                                                           --------------
                                                                2,757,318
                                                           --------------
BANKS (MONEY CENTER)--4.0%
  BankAmerica Corp.................              9,900            855,731
  Citicorp.........................              3,100            462,675
  First Chicago NBD Corp...........              7,100            629,237
  NationsBank Corp.................              8,700            665,550
                                                           --------------
                                                                2,613,193
                                                           --------------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.1%
  CBS Corp.........................             32,100          1,019,175
  Capstar Broadcasting Corp. Class
    A (b)..........................              5,800            145,725
  Chancellor Media Corp. (b).......             14,500            720,016
  Clear Channel Communications,
    Inc. (b).......................              7,300            796,612
                                                           --------------
                                                                2,681,528
                                                           --------------
CHEMICALS (DIVERSIFIED)--1.7%
  Monsanto Co......................             20,000          1,117,500
                                                           --------------
COMPUTERS (HARDWARE)--5.8%
  Compaq Computer Corp.............             20,500            581,688
  International Business Machines
    Corp...........................             28,500          3,272,156
                                                           --------------
                                                                3,853,844
                                                           --------------
COMPUTERS (NETWORKING)--1.1%
  Cisco Systems, Inc. (b)..........              7,850            722,691
                                                           --------------
COMPUTERS (PERIPHERALS)--0.8%
  EMC Corp. (b)....................             11,100            497,419
                                                           --------------
COMPUTERS (SOFTWARE & SERVICES)--8.0%
  America Online, Inc. (b).........              3,600            381,600
  BMC Software, Inc. (b)...........             18,700            971,231
  Comdisco, Inc....................              9,100            172,900
  Computer Associates
    International, Inc.............             22,400          1,244,600
  Compuware Corp. (b)..............             24,700          1,262,788
  Edwards (J.D.) & Co. (b).........             10,900            468,019
  Microsoft Corp. (b)..............              4,000            433,500
  Sterling Commerce, Inc. (b)......              7,400            358,900
                                                           --------------
                                                                5,293,538
                                                           --------------

                                                 SHARES        VALUE
                                                --------   --------------
CONSUMER FINANCE--1.9%
  Household International, Inc.....              9,500     $      472,625
  MBNA Corp........................             24,300            801,900
                                                           --------------
                                                                1,274,525
                                                           --------------
CONTAINERS (METAL & GLASS)--0.5%
  Owens-Illinois, Inc. (b).........              8,100            362,475
                                                           --------------
DISTRIBUTORS (FOOD & HEALTH)--1.3%
  Cardinal Health, Inc.............              9,200            862,500
                                                           --------------
ELECTRICAL EQUIPMENT--1.6%
  General Electric Co..............             11,800          1,073,800
                                                           --------------
ELECTRONICS (INSTRUMENTATION)--0.4%
  Linear Technology Corp...........              4,500            271,406
                                                           --------------
ELECTRONICS (SEMICONDUCTORS)--1.3%
  Intel Corp.......................             11,700            867,263
                                                           --------------
ENTERTAINMENT--2.6%
  Liberty Media Group (b)..........             28,550          1,108,097
  Walt Disney Co. (The)............              5,700            598,856
                                                           --------------
                                                                1,706,953
                                                           --------------
FINANCIAL (DIVERSIFIED)--1.5%
  Freddie Mac......................             21,000            988,313
                                                           --------------
HEALTH CARE (DIVERSIFIED)--4.9%
  Bristol-Myers Squibb Co..........             14,700          1,689,581
  Warner-Lambert Co................             22,300          1,547,063
                                                           --------------
                                                                3,236,644
                                                           --------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--5.5%
  Pfizer, Inc......................             12,800          1,391,200
  Schering-Plough Corp.............             15,800          1,447,675
  Watson Pharmaceuticals, Inc.
    (b)............................             17,300            807,694
                                                           --------------
                                                                3,646,569
                                                           --------------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.3%
  HBO & Co.........................             42,400          1,494,600
                                                           --------------
HEALTH CARE (LONG TERM CARE)--1.3%
  HEALTHSOUTH Corp. (b)............             32,100            856,669
                                                           --------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
  Medtronic, Inc...................             15,600            994,500
                                                           --------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.2%
  Colgate-Palmolive Co.............              9,300            818,400
  Procter & Gamble Co..............              7,300            664,756
                                                           --------------
                                                                1,483,156
                                                           --------------

8                      See Notes to Financial Statements

GROWTH STOCK PORTFOLIO
------------------------------------------------------

                                                 SHARES        VALUE
                                                --------   --------------
INSURANCE (LIFE/HEALTH)--0.5%
  UNUM Corp........................              5,600     $      310,800
                                                           --------------
INSURANCE (MULTI-LINE)--2.4%
  American International Group,
    Inc............................              6,400            934,400
  ReliaStar Financial Corp.........              6,800            326,400
  Travelers Group, Inc.............              5,299            321,252
                                                           --------------
                                                                1,582,052
                                                           --------------
INSURANCE (PROPERTY-CASUALTY)--0.9%
  AllState Corp....................              6,500            595,156
                                                           --------------
MANUFACTURING (DIVERSIFIED)--2.5%
  Thermo Electron Corp. (b)........              8,700            297,431
  Tyco International Ltd...........             21,100          1,329,300
                                                           --------------
                                                                1,626,731
                                                           --------------
OIL & GAS (DRILLING & EQUIPMENT)--4.0%
  Cooper Cameron Corp. (b).........              5,200            265,200
  Diamond Offshore Drilling,
    Inc............................              4,900            196,000
  Global Industries Ltd. (b).......              8,000            135,000
  Halliburton Co...................             13,300            592,681
  Schlumberger Ltd.................             14,900          1,017,856
  Transocean Offshore, Inc.........              9,900            440,550
                                                           --------------
                                                                2,647,287
                                                           --------------
OIL & GAS (REFINING & MARKETING)--1.3%
  Tosco Corp.......................             28,600            840,125
                                                           --------------
RETAIL (BUILDING SUPPLIES)--1.6%
  Home Depot, Inc..................             13,100          1,088,119
                                                           --------------
RETAIL (COMPUTERS & ELECTRONICS)--0.4%
  Tandy Corp.......................              4,900            260,006
                                                           --------------
RETAIL (DISCOUNTERS)--1.0%
  Consolidated Stores Corp. (b)....             17,400            630,750
                                                           --------------
RETAIL (DRUG STORES)--3.9%
  CVS Corp.........................             32,600          1,269,363
  Rite Aid Corp....................             35,600          1,337,225
                                                           --------------
                                                                2,606,588
                                                           --------------
RETAIL (FOOD CHAINS)--3.3%
  Meyer (Fred), Inc. (b)...........             11,490            488,325
  Safeway, Inc. (b)................             41,500          1,688,531
                                                           --------------
                                                                2,176,856
                                                           --------------
                                                 SHARES        VALUE
                                                --------   --------------
RETAIL (GENERAL MERCHANDISE)--3.0%
  Borders Group, Inc. (b)..........             14,000     $      518,000
  Sears, Roebuck & Co..............             10,100            616,731
  Staples, Inc. (b)................             28,900            836,294
                                                           --------------
                                                                1,971,025
                                                           --------------
RETAIL (SPECIALTY-APPAREL)--0.7%
  TJX Companies, Inc...............             19,000            458,375
                                                           --------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.0%
  AirTouch Communications, Inc.
    (b)............................             33,500          1,957,656
                                                           --------------
TELECOMMUNICATIONS (LONG DISTANCE)--4.5%
  AT&T Corp........................             32,900          1,879,413
  MCI Communications Corp..........             18,200          1,057,875
                                                           --------------
                                                                2,937,288
                                                           --------------
WASTE MANAGEMENT--1.9%
  USA Waste Services, Inc. (b).....             25,100          1,239,313
                                                           --------------
TOTAL COMMON STOCKS
  (Identified cost $50,994,921).........................       62,217,318
                                                           --------------
FOREIGN COMMON STOCKS--4.6%
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.6%
  Elan Corp. PLC Sponsored ADR
    (Ireland) (b)..................              6,100            392,306
                                                           --------------
HOUSEHOLD FURN. & APPLIANCES--2.5%
  Royal Philips Electronics NV NY
    Registered Shares
    (Netherlands)..................             19,300          1,640,500
                                                           --------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
  Telefonaktiebolaget LM Ericsson
    Sponsored ADR (Sweden).........             11,900            340,637
                                                           --------------
TELEPHONE--1.0%
  Telecomunicacoes Brasileiras SA
    Sponsored ADR (Brazil).........              6,200            676,963
                                                           --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,829,937)..........................        3,050,406
                                                           --------------
TOTAL INVESTMENTS--99.0%
  (Identified cost $53,824,858).........................       65,267,724(a)
  Cash and receivables, less liabilities--1.0%..........          683,565
                                                           --------------
NET ASSETS--100.0%......................................   $   65,951,289
                                                           --------------
                                                           --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,814,711 and gross depreciation of $1,403,040 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $53,856,053.
(b)  Non-income producing.

                       See Notes to Financial Statements                       9

Growth Stock Portfolio
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $53,824,858)                               $  65,267,724
Receivables
  Investment securities sold                                      5,599,097
  Dividends and interest                                             44,456
  Fund shares sold                                                   12,197
                                                              -------------
    Total assets                                                 70,923,474
                                                              -------------

LIABILITIES
Payables
  Custodian                                                       4,390,654
  Investment securities purchased                                   455,785
  Fund shares repurchased                                            37,711
  Investment advisory fee                                            19,299
  Transfer agent fee                                                  7,847
  Financial agent fee                                                 5,096
  Distribution fee                                                    4,056
  Trustees' fee                                                         888
Accrued expenses                                                     50,849
                                                              -------------
    Total liabilities                                             4,972,185
                                                              -------------
NET ASSETS                                                    $  65,951,289
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  48,428,395
Undistributed net investment loss                                  (197,179)
Accumulated net realized gain                                     6,277,207
Net unrealized appreciation                                      11,442,866
                                                              -------------
NET ASSETS                                                    $  65,951,289
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $45,675,534)                1,259,517

Net asset value and offering price per share                         $36.26

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $20,275,755)                  558,795

Net asset value and offering price per share                         $36.28

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $     258,420
Interest                                                             46,922
                                                              -------------
    Total investment income                                         305,342
                                                              -------------
EXPENSES
Investment advisory fee                                             198,402
Distribution fee--Class Y                                            23,716
Financial agent fee                                                  30,746
Transfer agent                                                       22,059
Registration                                                         21,277
Professional                                                         13,003
Custodian                                                            12,965
Trustees                                                              6,550
Printing                                                              3,480
Miscellaneous                                                         9,876
                                                              -------------
    Total expenses                                                  342,074
    Less expenses borne by investment adviser                       (86,151)
                                                              -------------
    Net expenses                                                    255,923
                                                              -------------
NET INVESTMENT INCOME                                                49,419
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   6,404,584
Net change in unrealized appreciation (depreciation) on
  investments                                                     3,819,380
                                                              -------------
NET GAIN ON INVESTMENTS                                          10,223,964
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  10,273,383
                                                              -------------
                                                              -------------

10                     See Notes to Financial Statements

GROWTH STOCK PORTFOLIO
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED
                                                                                           JUNE 30, 1998       YEAR ENDED
                                                                                            (UNAUDITED)     DECEMBER 31, 1997
                                                                                           --------------  -------------------
FROM OPERATIONS
  Net investment income                                                                     $     49,419      $     497,966
  Net realized gain                                                                            6,404,584         27,922,676
  Net change in unrealized appreciation (depreciation)                                         3,819,380         (8,683,661)
                                                                                           --------------  -------------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            10,273,383         19,736,981
                                                                                           --------------  -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                                                                (195,161)          (454,672)
  Net investment income--Class Y                                                                 (51,437)          (109,947)
  Net realized gains--Class X                                                                 (3,934,452)       (27,451,354)
  Net realized gains--Class Y                                                                 (1,555,461)        (8,523,137)
  In excess of net investment income--Class X                                                         --            (20,589)
  In excess of net investment income--Class Y                                                         --             (4,979)
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (5,736,511)       (36,564,678)
                                                                                           --------------  -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (57,693 and 186,821 shares, respectively)                      2,122,113          8,631,368
  Net asset value of shares issued from reinvestment of distributions (116,360 and
    760,770 shares, respectively)                                                              4,129,610         27,925,887
  Cost of shares repurchased (224,898 and 1,381,997 shares, respectively)                     (8,144,392)       (61,947,854)
                                                                                           --------------  -------------------
Total                                                                                         (1,892,669)       (25,390,599)
                                                                                           --------------  -------------------
CLASS Y
  Proceeds from sales of shares (7,169 and 34,497 shares, respectively)                          254,569          1,706,016
  Net asset value of shares issued from reinvestment of distributions (45,252 and
    235,940 shares, respectively)                                                              1,606,895          8,638,038
  Cost of shares repurchased (14,320 and 234,220 shares, respectively)                          (535,850)       (11,860,743)
                                                                                           --------------  -------------------
Total                                                                                          1,325,614         (1,516,689)
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                                (567,055)       (26,907,288)
                                                                                           --------------  -------------------
  NET INCREASE (DECREASE) IN NET ASSETS                                                        3,969,817        (43,734,985)
NET ASSETS
  Beginning of period                                                                         61,981,472        105,716,457
                                                                                           --------------  -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($197,179)
    AND $0, RESPECTIVELY)                                                                   $ 65,951,289      $  61,981,472
                                                                                           --------------  -------------------
                                                                                           --------------  -------------------

                       See Notes to Financial Statements                      11

Growth Stock Portfolio
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS X
                                                                -------------------------------------------------
                                                                 SIX MONTHS                             FROM
                                                                    ENDED                             INCEPTION
                                                                   6/30/98         YEAR ENDED         3/1/96 TO
                                                                 (UNAUDITED)        12/31/97          12/31/96
                                                                -------------     -------------     -------------
Net asset value, beginning of period                               $33.85            $47.42            $48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income                                              0.04(4)           0.31(4)(7)        0.34(4)
  Net realized and unrealized gain                                   5.54             10.60              4.89
                                                                   ------            ------            ------
    TOTAL FROM INVESTMENT OPERATIONS                                 5.58             10.91              5.23
                                                                   ------            ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.15)            (0.39)            (0.30)
  Dividends from net realized gains                                 (3.02)           (24.07)(3)         (5.52)
  In excess of net investment income                                   --             (0.02)               --
                                                                   ------            ------            ------
    TOTAL DISTRIBUTIONS                                             (3.17)           (24.48)            (5.82)
                                                                   ------            ------            ------
Change in net asset value                                            2.41            (13.57)            (0.59)
                                                                   ------            ------            ------
NET ASSET VALUE, END OF PERIOD                                     $36.26            $33.85            $47.42
                                                                   ------            ------            ------
                                                                   ------            ------            ------
Total return                                                        16.73%(2)         25.76%            10.71%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $45,676           $44,350           $82,739
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 0.70%(1)          0.70%             0.70%(1)
  Net investment income                                              0.22%(1)          0.64%             0.65%(1)
Portfolio turnover                                                     55%(2)           148%               99%(2)


                                                                                     CLASS Y
                                                                -------------------------------------------------
                                                                                                        FROM
                                                                 SIX MONTHS                           INCEPTION
                                                                ENDED 6/30/98      YEAR ENDED         3/1/96 TO
                                                                 (UNAUDITED)        12/31/97          12/31/96
                                                                -------------     -------------     -------------
Net asset value, beginning of period                               $33.86            $47.43            $48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income                                             (0.01)(5)          0.18(5)(7)        0.18(5)
  Net realized and unrealized gain                                   5.55             10.59              4.95
                                                                   ------            ------            ------
    TOTAL FROM INVESTMENT OPERATIONS                                 5.54             10.77              5.13
                                                                   ------            ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.10)            (0.31)            (0.19)
  Dividends from net realized gains                                 (3.02)           (24.02)(3)         (5.52)
  In excess of net investment income                                   --             (0.01)               --
                                                                   ------            ------            ------
    TOTAL DISTRIBUTIONS                                             (3.12)           (24.34)            (5.71)
                                                                   ------            ------            ------
Change in net asset value                                            2.42            (13.57)            (0.58)
                                                                   ------            ------            ------
NET ASSET VALUE, END OF PERIOD                                     $36.28            $33.86            $47.43
                                                                   ------            ------            ------
                                                                   ------            ------            ------
Total return                                                        16.57%(2)         25.46%            10.48%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $20,276           $17,631           $22,978
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 0.95% (1)         0.95%             0.95%(1)
  Net investment income (loss)                                      (0.03%)(1)         0.39%             0.39%(1)
Portfolio turnover                                                     55% (2)          148%               99%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes amounts distributed as income and redesignated for tax purposes.
(4) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.08 and $0.04, respectively.
(5) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.08 and $0.04, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) Computed using average shares outstanding.

12                     See Notes to Financial Statements

REAL ESTATE EQUITY SECURITIES PORTFOLIO
------------------------------------------------------------

INVESTOR PROFILE
  The Real Estate Equity Securities Portfolio is appropriate for investors seeking portfolio diversification and investment in real assets. The Portfolio's objective is to emphasize appreciation and current yield equally. Real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills and liquidity risks similar to those linked with small company investing.

INVESTMENT ADVISER'S REPORT
  For the six months ended June 30, 1998, Class X shares returned -6.68% and Class Y shares provided a return of -6.79% compared with a return of -5.04% for the NAREIT Equity Total Return Index.* All performance figures assume reinvestment of dividends and are net of fees.

  At the end of the first six months of 1998 the REIT (real estate investment trusts) sector, while exhibiting strong earnings growth and good fundamentals, continued to lag the price strength seen in the broader equity market. The S&P 500 Index** was up 17.75% and the Russell 2000 Index gained 4.93%.*** In comparison, REITs at the end of the first six months, according to the NAREIT Equity Total Return Index, had a loss of -5.04%. In June the NAREIT Equity Total Return Index fell -0.68%, while the S&P 500 rose 4.07%.

  First-quarter numbers indicated average growth in Funds From Operations (similar to a price-to-earnings ratio) above 13%, meeting and exceeding expectations. However, investors have been focused on the following factors: (1) continued high volume of equity and debt offerings that are running ahead of demand; (2) new record highs in the broader equity market, which has attracted capital away from the REIT sector to highly valued "growth" companies; (3) lower expected growth earnings rates; (4) the uncertainty about modifications to the REIT structure proposed by the Administration and being worked through Congress;
(5) higher prices paid for acquisitions and overbuilding concerns in the hotel, office, and industrial sectors; and (6) defensive investors' preference for utilities.

  As REITs experience price weakness, the number of equity offerings should decline. In addition, the number of management teams that implement equity repurchase programs is likely to increase. We also expect to see an increase in the recycling of capital as management teams sell "fully valued" real estate holdings to reinvest the capital in those that offer greater upside.

OUTLOOK
  We continue to believe the broader market will moderate this year, leaving investors looking for diversification and defensive investments supported by dividend yield. Historically, REITs have demonstrated a low and declining correlation with the broader equity market, which ultimately provides a diversification benefit. Secondly, the dividend yield of the NAREIT Equity Total Return Index was 6.13% at the end of June. This compares favorably to a yield of 4.3% for the S&P Utilities Index**** and a yield of 5.45% on a 10-year Treasury bond at month end. We believe REITs offer excellent dividend protection and believe a large number of REITs will increase their dividends this year at the rate of their earnings growth. Many REITs are paying out only 60-65% of their cash flow in dividends right now and approaching minimum payout levels. Should Funds From Operations growth slow to 8-9% from current levels, we would still find that an attractive rate, given the consensus 1998 earnings growth estimate for the S&P 500 is less than 7%.

  Concerns regarding modifications to the REIT tax structure by Congress are overblown, in our opinion. Only four equity REITs will have to

REAL ESTATE EQUITY SECURITIES PORTFOLIO
------------------------------------------------------------
adjust their future real estate acquisition structure to match that of the 179 other equity REITs if required to de-link real estate operations from ownership.

  Cap rates on acquisitions have come down as the real estate cycle across most sectors has moved closer to equilibrium. In certain sub-

markets (the Southeast, for example) and certain sectors (rural, extended stay, or mid- to low-priced hotels, for example), we have seen overbuilding and have avoided these areas in the portfolio. However, as a percentage of existing real estate, we are not concerned about development and believe that overall, it is warranted.

     * The NAREIT (National Association of Real Estate Investment Trusts) Equity Total Return Index is an unmanaged, commonly used measure of the real estate equity market. The Index is not available for direct investment.

    ** The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

   *** The Russell 2000 Index is an unmanaged, commonly used measure of small company total return performance. The Index is not available for direct investment.

  **** The S&P Utilities Index is a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the S&P 500 Index. The Index is not available for direct investment.

Real Estate Equity Securities Portfolio
------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                                SHARES         VALUE
                                                              ----------   --------------
COMMON STOCKS--97.1%
REAL ESTATE INVESTMENT TRUSTS--96.6%
COMMERCIAL--25.0%
OFFICE/INDUSTRIAL--25.0%
  Boston Properties, Inc....................................     28,300    $      976,350
  First Industrial Realty Trust, Inc........................     18,500           588,531
  Highwoods Properties, Inc.................................     18,900           610,706
  Mack-Cali Realty Corp.....................................     20,000           687,500
  Reckson Associates Realty Corp............................     21,000           496,125
  Weeks Corp................................................     16,300           515,487
                                                                           --------------
                                                                                3,874,699
                                                                           --------------
DIVERSIFIED--19.2%
  Colonial Properties Trust.................................      6,300           195,300
  Cresent Real Estate.......................................     32,900         1,106,263
  Spieker Properties, Inc...................................     26,000         1,007,500
  Vornado Realty Trust......................................     17,000           674,687
                                                                           --------------
                                                                                2,983,750
                                                                           --------------
HEALTH CARE--3.4%
  Nationwide Health Properties, Inc.........................     22,200           530,025
                                                                           --------------
HOTELS--14.4%
  Patriot American Hospitality, Inc.........................     29,300           701,369
  Starwood Lodging Trust combined certificate...............     18,500           893,781
  Sunstone Hotel Investors, Inc.............................     48,600           646,987
                                                                           --------------
                                                                                2,242,137
                                                                           --------------
NET LEASE--4.4%
  TriNet Corporate Realty Trust, Inc........................     20,100           683,400
                                                                           --------------
RESIDENTIAL--16.2%
APARTMENTS--16.2%
  Avalon Bay Communities, Inc...............................     13,700           520,600
  Centerpoint Properties Corp...............................     13,400           443,038
  Equity Residential Properties Trust.......................     13,700           649,894
  Essex Property Trust, Inc.................................     17,700           548,700
  Great Lakes REIT, Inc.....................................     20,000           348,750
                                                                           --------------
                                                                                2,510,982
                                                                           --------------
RETAIL--14.0%
COMMUNITY/NEIGHBORHOOD--3.0%
  Developers Diversified Realty Corp........................     12,000           470,250
                                                                           --------------


                                                                SHARES         VALUE
                                                              ----------   --------------
FACTORY OUTLET--4.2%
  Chelsea GCA Realty, Inc...................................     16,200    $      648,000
                                                                           --------------
REGIONAL MALLS--6.8%
  Macerich Co. (The)........................................     21,800           639,013
  Urban Shopping Centers, Inc...............................     13,300           418,950
                                                                           --------------
                                                                                1,057,963
                                                                           --------------
TOTAL RETAIL............................................................        2,176,213
                                                                           --------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $14,413,941).........................................       15,001,206
                                                                           --------------
REAL ESTATE OPERATING COMPANIES--0.5%
COMMERCIAL--0.2%
OFFICE/INDUSTRIAL--0.2%
  Reckson Services Industries, Inc. (b).....................     10,080            33,390
                                                                           --------------
DIVERSIFIED--0.3%
  Cresent Operating, Inc. (b)...............................      2,500            42,266
                                                                           --------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $62,277).............................................           75,656
                                                                           --------------
TOTAL COMMON STOCKS
  (Identified cost $14,476,218).........................................       15,076,862
                                                                           --------------

                                                                 PAR
                                                                VALUE
                                                                (000)
                                                              ----------
SHORT-TERM OBLIGATIONS--2.4%
REPURCHASE AGREEMENT--2.4%
  State Street Bank & Trust Co. repurchase agreement, 4%,
    dated 6/30/98 due 7/1/98, repurchase price $375,042
    collateralized by U.S. Treasury Note 6.25%, 6/30/02,
    market value $383,555...................................       $375           375,000
                                                                           --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $375,000)............................................          375,000
                                                                           --------------

TOTAL INVESTMENTS--99.5%
  (Identified cost $14,851,218).........................................       15,451,862(a)
  Cash and receivables, less liabilities--0.5%..........................           77,602
                                                                           --------------
NET ASSETS--100.0%......................................................   $   15,529,464
                                                                           --------------
                                                                           --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $927,369 and gross depreciation of $326,725 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $14,851,218.
(b)  Non-income producing.

                       See Notes to Financial Statements                      15

Real Estate Equity Securities Portfolio
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $14,851,218)                               $  15,451,862
Cash                                                                    419
Receivables
  Dividends and interest                                             79,725
  Receivable from adviser                                            54,546
                                                              -------------
    Total assets                                                 15,586,552
                                                              -------------

LIABILITIES
Payables
  Transfer agent fee                                                  6,934
  Financial agent fee                                                 3,247
  Administration fee                                                  1,865
  Trustees' fee                                                         888
  Distribution fee                                                      160
Accrued expenses                                                     43,994
                                                              -------------
    Total liabilities                                                57,088
                                                              -------------
NET ASSETS                                                    $  15,529,464
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  14,746,111
Undistributed net investment income                                 139,848
Accumulated net realized gain                                        42,861
Net unrealized appreciation                                         600,644
                                                              -------------
NET ASSETS                                                    $  15,529,464
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $14,732,691)                1,341,736
Net asset value and offering price per share                         $10.98

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $796,773)                      72,514

Net asset value and offering price per share                         $10.99

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $    395,067
Interest                                                            21,569
                                                              ------------
    Total investment income                                        416,636
                                                              ------------

EXPENSES
Investment advisory fee                                             39,135
Distribution fee--Class Y                                            1,006
Financial agent fee                                                 37,170
Administration fee                                                  11,871
Registration                                                        18,954
Transfer agent                                                      18,885
Printing                                                            15,076
Professional                                                        12,380
Trustees                                                             6,342
Custodian                                                            3,595
Miscellaneous                                                       24,436
                                                              ------------
    Total expenses                                                 188,850
    Less expenses borne by investment adviser                     (117,179)
                                                              ------------
    Net expenses                                                    71,671
                                                              ------------
NET INVESTMENT INCOME                                              344,965
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                     38,154
Net change in unrealized appreciation (depreciation) on
  investments                                                   (1,499,442)
                                                              ------------
NET LOSS ON INVESTMENTS                                         (1,461,288)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          ($ 1,116,323)
                                                              ------------
                                                              ------------

16                     See Notes to Financial Statements

REAL ESTATE EQUITY SECURITIES PORTFOLIO
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED         FROM INCEPTION
                                                                                           JUNE 30, 1998     MAY 1, 1997 TO
                                                                                            (UNAUDITED)     DECEMBER 31, 1997
                                                                                           --------------  -------------------
FROM OPERATIONS
  Net investment income                                                                     $    344,965      $     362,738
  Net realized gain                                                                               38,154             46,037
  Net change in unrealized appreciation (depreciation)                                        (1,499,442)         2,100,086
                                                                                           --------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (1,116,323)         2,508,861
                                                                                           --------------  -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                                                                (238,536)          (356,617)
  Net investment income--Class Y                                                                 (11,333)            (3,409)
  In excess of net investment income--Class X                                                         --            (40,923)
  In excess of net investment income--Class Y                                                         --               (407)
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (249,869)          (401,356)
                                                                                           --------------  -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (0 and 1,285,529 shares, respectively)                                --         13,305,591
  Net asset value of shares issued from reinvestment of distributions (21,741 and
    34,466 shares, respectively)                                                                 238,531            397,538
  Cost of shares repurchased (0 and 0 shares, respectively)                                           --                 --
                                                                                           --------------  -------------------
Total                                                                                            238,531         13,703,129
                                                                                           --------------  -------------------
CLASS Y
  Proceeds from sales of shares (0 and 71,152 shares, respectively)                                   --            831,346
  Net asset value of shares issued from reinvestment of distributions (1,031 and
    331 shares, respectively)                                                                     11,330              3,815
  Cost of shares repurchased (0 and 0 shares, respectively)                                           --                 --
                                                                                           --------------  -------------------
Total                                                                                             11,330            835,161
                                                                                           --------------  -------------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                                 249,861         14,538,290
                                                                                           --------------  -------------------
  NET INCREASE (DECREASE) IN NET ASSETS                                                       (1,116,331)        16,645,795
NET ASSETS
  Beginning of period                                                                         16,645,795                  0
                                                                                           --------------  -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $139,848 AND $44,752,
    RESPECTIVELY)                                                                           $ 15,529,464      $  16,645,795
                                                                                           --------------  -------------------
                                                                                           --------------  -------------------

                       See Notes to Financial Statements                      17

Real Estate Equity Securities Portfolio
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS X
                                                                             --------------------------------
                                                                              SIX MONTHS
                                                                                 ENDED       FROM INCEPTION
                                                                                6/30/98         5/1/97 TO
                                                                              (UNAUDITED)       12/31/97
                                                                             -------------  -----------------
Net asset value, beginning of period                                           $   11.96        $   10.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income                                                             0.19(3)          0.39(3)
  Net realized and unrealized gain                                                 (0.99)            1.96
                                                                                  ------           ------
    TOTAL FROM INVESTMENT OPERATIONS                                               (0.80)            2.35
                                                                                  ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income                                             (0.18)           (0.35)
  Dividends from net realized gains                                                   --            (0.04)
                                                                                  ------           ------
    TOTAL DISTRIBUTIONS                                                            (0.18)           (0.39)
                                                                                  ------           ------
Change in net asset value                                                          (0.98)            1.96
                                                                                  ------           ------
NET ASSET VALUE, END OF PERIOD                                                 $   10.98        $   11.96
                                                                                  ------           ------
                                                                                  ------           ------
Total return                                                                       (6.68%)(2)         23.70%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                            $14,733          $15,791

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                                0.90%(1)          0.90%(1)
  Net investment income(5)                                                          4.37%(1)          4.75%(1)
Portfolio turnover                                                                     3%(2)             4%(2)


                                                                                         CLASS Y
                                                                             --------------------------------
                                                                              SIX MONTHS
                                                                                 ENDED       FROM INCEPTION
                                                                                6/30/98         5/1/97 TO
                                                                              (UNAUDITED)       12/31/97
                                                                             -------------  -----------------
Net asset value, beginning of period                                           $   11.96        $   10.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income                                                             0.18(4)          0.34(4)
  Net realized and unrealized gain                                                 (0.99)            2.00
                                                                                  ------           ------
    TOTAL FROM INVESTMENT OPERATIONS                                               (0.81)            2.34
                                                                                  ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income                                             (0.16)           (0.34)
  Dividends from net realized gains                                                   --            (0.04)
                                                                                  ------           ------
    TOTAL DISTRIBUTIONS                                                            (0.16)           (0.38)
                                                                                  ------           ------
Change in net asset value                                                          (0.97)            1.96
                                                                                  ------           ------
NET ASSET VALUE, END OF PERIOD                                                 $   10.99        $   11.96
                                                                                  ------           ------
                                                                                  ------           ------
Total return                                                                       (6.79%)(2)         23.55%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                               $797             $855

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                                1.15%(1)          1.15%(1)
  Net investment income(5)                                                          4.17%(1)          4.51%(1)
Portfolio turnover                                                                     3%(2)             4%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.08 and $0.16, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.08 and $0.16, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

18                     See Notes to Financial Statements

BALANCED PORTFOLIO
----------------------------------------------------

INVESTOR PROFILE
  The Balanced Portfolio is appropriate for investors seeking long-term appreciation through investments in a combination of stocks and bonds, including foreign debt and high-yield securities. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high-yield securities have more risk than higher quality, lower yielding issues.

INVESTMENT ADVISER'S REPORT
  For the six-month reporting period that ended June 30, 1998, Class X shares earned 10.64% and Class Y shares earned 10.50% compared with a return of 11.29% for a composite Balanced Index.* All performance figures assume reinvestment of dividends and are net of fees.

  Although the "Asian crisis" continued, the domestic picture was quite positive. Employment numbers remained robust, home sales were strong, and the "wealth effect" from this long bull market all contributed to a dramatic increase in consumer spending. Retail, auto, entertainment and other consumer-oriented stocks led the market. At the same time, excess capacity and slackened Asian demand led to poor performance among basic commodity industries, such as oil, steel, precious metals and paper.

  An overweighted position in health-care and technology stocks contributed positively to performance as did strong stock selection within the communication services group, the consumer staples, and the health-care area. Our exposure to the energy group detracted from performance. We have reduced our position in this sector, but consider the longer-term fundamentals very positive.

  The bond portion of the portfolio was negatively affected by our overweighting in the credit-sensitive sectors of the market, such as our exposure to emerging-market debt and high-yield issues. Non-agency mortgage-backed securities were also poor performers as prepayments continued to accelerate. Our commercial mortgage-backed holdings and taxable municipals were positive contributors to performance.

  We continued to reduce our position in U.S. Treasuries, reallocating funds to more attractively valued sectors of the market. We have maintained a well-diversified and relatively conservative position in emerging-market debt. We are currently underweighted in Asia and overweighted in Latin America, primarily in Brazil, Venezuela, and Panama.

OUTLOOK
  We believe that growth will slow later this year as the impact of the "Asian flu" begins to take hold in the United States. While we are not forecasting the end to this long bull market or the start of the next recession, we would not be surprised to see the stock market take a well-deserved rest over the near term.

  With regard to stock selection, we remain strongly biased toward large-cap growth companies that have limited Asian exposure and whose earnings are less economically sensitive, such as health-care, technology, and to a lesser degree, communication services. Because of the present speculative merger and acquisition environment in the financial services arena, we believe that some stocks in this group have become overbought and have elected to selectively take profits in this sector. Given their value and cyclical orientation, the Portfolio also has little or no exposure to basic materials, transportation, and utilities.

  We believe the bond portion of the Portfolio is well-structured to take advantage of current market conditions. Although yields remain at historically low levels, we believe the non-traditional sectors represent excellent value. We will continue to emphasize credit-sensitive sectors, given continued low inflation and strong demand for dollar-denominated securities from global investors.

  * The composite Balanced Index is comprised of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury bills. The Index is not available for direct investment.

Balanced Portfolio
------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
U.S. GOVERNMENT SECURITIES--0.6%
U.S. TREASURY NOTES--0.6%
  U.S. Treasury Notes 5.50%, 05/31/03.......................  Aaa         $    150    $     149,896
                                                                                      -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $149,563).......................................................         149,896
                                                                                      -------------
AGENCY MORTGAGE-BACKED SECURITIES--1.1%
  GNMA 6.50%, 6/15/28.......................................  Aaa              272          271,156
                                                                                      -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $269,627).......................................................         271,156
                                                                                      -------------
MUNICIPAL BONDS--9.3%
CALIFORNIA--2.6%
  California State Department Water Resources Series S
    Revenue 5%, 12/1/29.....................................  Aa                60           58,350
  Los Angeles County Public Works Lease Revenue PJ V-B
    5.125%, 12/1/29.........................................  Aaa               90           88,706
  Long Beach Pension Obligation Revenue Taxable 6.87%,
    9/1/06..................................................  Aaa              100          104,500
  San Bernardino County Pension Obligation Revenue Taxable
    6.87%, 8/1/08...........................................  Aaa               50           52,437
  San Bernardino County Pension Obligation Revenue Taxable
    6.94%, 8/1/09...........................................  Aaa              135          142,594
  Sonoma County Pension Obligation Taxable 6.625%, 6/1/13...  Aaa               65           66,950
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.................................................  Aaa              125          128,125
                                                                                      -------------
                                                                                            641,662
                                                                                      -------------
FLORIDA--1.1%
  Florida State Department of Transportation Series A 5%,
    7/1/27..................................................  Aa                75           73,219
  University of Miami Exchangeable Series A Revenue Taxable
    7.65%, 4/1/20...........................................  Aaa              180          192,150
                                                                                      -------------
                                                                                            265,369
                                                                                      -------------
MASSACHUSETTS--0.5%
  Massachusetts State Port Authority Revenue Taxable 6.05%,
    7/1/02..................................................  Aa                60           60,000
  Massachusetts State Water Authority Series D 5%, 8/1/24...  Aaa               75           72,937
                                                                                      -------------
                                                                                            132,937
                                                                                      -------------

                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------

NEW YORK--0.8%
  Metropolitan Transportation Authority 5%, 4/1/23..........  Aaa         $     75    $      72,937
  New York State Taxable Series C 6.35%, 3/1/07.............  Aaa              120          121,650
                                                                                      -------------
                                                                                            194,587
                                                                                      -------------
PENNSYLVANIA--0.3%
  Pittsburgh Water & Sewer Authority 5.05%, 9/1/25..........  Aaa               75           73,688
                                                                                      -------------
TEXAS--0.4%
  Houston Water & Sewer System Revenue Refunding, Jr. Lien,
    Series D 5%, 12/1/25....................................  Aaa               90           87,863
                                                                                      -------------
VIRGINIA--3.2%
  Newport News Series B Taxable 7.05%, 1/15/25..............  Aa               750          768,750
                                                                                      -------------
WASHINGTON--0.4%
  Washington State Series E 5%, 7/1/22......................  Aa                90           88,200
                                                                                      -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $2,192,312).....................................................       2,253,056
                                                                                      -------------
ASSET-BACKED SECURITIES--3.7%
  AESOP Funding II LLC 97-1, A2 144A 6.40%, 10/20/03 (c)....  Aaa              250          254,219
  Capita Equipment Receivables Trust 97-1, B 6.45%,
    8/15/02.................................................  Aa               120          121,537
  Chase Credit Card Master Trust 97-2, A 6.30%, 4/15/03.....  Aaa              150          151,695
  Fleetwood Credit Corp. Grantor Trust 96-B, A 6.90%,
    3/15/12.................................................  Aaa              124          125,375
  Green Tree Financial Corp. 96-2, M1 7.60%, 4/15/27........  Aa               100          105,094
  Wings Commercial Loan Master Trust I 98-AA, A2X 144A
    5.918%, 3/20/98 (c).....................................  Aaa              150          150,000
                                                                                      -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $894,554).......................................................         907,920
                                                                                      -------------
CORPORATE BONDS--6.0%
BANKS (MAJOR REGIONAL)--0.5%
  First Union Corp. 6.40%, 4/1/08...........................  A                130          130,487
                                                                                      -------------
COMPUTERS (SOFTWARE & SERVICES)--0.8%
  Computer Associates International 144A 6.375%, 4/15/05
    (c).....................................................  Baa              130          130,812
  Equifax, Inc. 6.30%, 7/1/05...............................  A                 55           54,588
                                                                                      -------------
                                                                                            185,400
                                                                                      -------------
CONSUMER FINANCE--0.5%
  Ford Motor Credit Co. 6%, 1/14/03.........................  A                120          119,250
                                                                                      -------------

20                     See Notes to Financial Statements

BALANCED PORTFOLIO
------------------------------------------------------

                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
HEALTH CARE (DIVERSIFIED)--1.3%
  McKesson Corp. 6.40%, 3/1/08..............................  A           $    125    $     124,531
  Tenet Healthcare Corp. 144A 8.125%, 12/1/08 (c)...........  Ba               190          191,425
                                                                                      -------------
                                                                                            315,956
                                                                                      -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
  Boston Scientific Corp. 6.625%, 3/15/05...................  Baa              125          124,219
                                                                                      -------------
INVESTMENT BANKING/BROKERAGE--0.5%
  Merrill Lynch & Co., Inc. 6%, 2/12/03.....................  Aa               125          124,531
                                                                                      -------------
MANUFACTURING (DIVERSIFIED)--0.3%
  Tyco International Group
    6.375%, 6/15/05.........................................  Baa               75           75,094
                                                                                      -------------
RETAIL (FOOD CHAINS)--0.5%
  Meyer (Fred), Inc. 7.45%, 3/1/08..........................  Ba               125          125,781
                                                                                      -------------
TELEPHONE--0.5%
  Century Telephone Enterprises Series F 6.30%, 1/15/08.....  Baa              125          123,750
                                                                                      -------------
TRUCKERS & MARINE--0.4%
  Teekay Shipping Corp. 8.32%, 2/1/08.......................  Ba               100          103,250
                                                                                      -------------
TRUCKS & PARTS--0.2%
  Cummins Engine, Inc. 6.45%, 3/1/05........................  Baa               45           45,394
                                                                                      -------------
TOTAL CORPORATE BONDS
  (Identified cost $1,466,694).....................................................       1,473,112
                                                                                      -------------
NON-AGENCY MORTGAGE BACKED SECURITIES--7.8%
  CS First Boston Mortgage Securities Corp. 95-AE, W1 B
    7.182%, 11/25/27........................................  AA-(d)           190          191,603
  DLJ Mortgage Acceptance Corp. 96-CF1, A1B 144A 7.58%,
    2/12/06 (c).............................................  Aaa               75           80,414
  First Union Lehman Bros. 97-C1, B 7.43%, 4/18/07..........  Aa               275          292,875
  G.E. Capital Mortgage Services, Inc. 98-8, 1M 7.25%,
    5/25/26.................................................  AA(d)            244          251,490
  Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05.........  AA(d)            250          266,328
  Navistar Financial Corp. Owner Trust 1998-A 5.94%,
    11/15/98................................................  Aaa              146          146,165
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26................................................  AAA(d)           117          117,773
  Residential Funding Mortgage Securities I 96-S8, A4 6.75%,
    3/25/11.................................................  AAA(d)           272          274,954
                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
NON-AGENCY MORTGAGE BACKED SECURITIES--CONTINUED

  Structured Asset Securities Corp. 93-C1, B 6.60%,
    10/25/24................................................  A+(d)       $    135    $     134,125
  Triangle Funding Ltd. 97-3A, 1B 144A 5.918%, 10/15/05
    (c)(e)..................................................  Aa               150          149,766
                                                                                      -------------
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (Identified cost $1,849,224).....................................................       1,905,493
                                                                                      -------------
FOREIGN GOVERNMENT SECURITIES--8.7%
ARGENTINA--1.1%
  Republic of Argentina Bearer FRB 6.625%, 3/31/05 (e)......  Ba               200          176,433
  Republic of Argentina 9.75%, 9/19/27......................  Ba                90           83,362
                                                                                      -------------
                                                                                            259,795
                                                                                      -------------
BRAZIL--0.7%
  Republic of Brazil NMB-L Bearer 6.688%, 4/15/09 (e).......  B                220          168,025
                                                                                      -------------
BULGARIA--0.4%
  Republic of Bulgaria FLIRB Series A 2.25%, 7/28/12 (e)....  B                155           95,712
                                                                                      -------------
COLOMBIA--0.7%
  Republic of Colombia 7.25%, 2/15/03.......................  Baa              190          179,194
                                                                                      -------------
CROATIA--0.7%
  Croatia Series B 6.50%, 7/31/06 (e).......................  Baa               92           83,662
  Croatia Series A 6.50%,
    7/31/10 (e).............................................  Baa              105           91,350
                                                                                      -------------
                                                                                            175,012
                                                                                      -------------
ECUADOR--0.4%
  Ecuador Bearer PDI Euro, PIK interest capitalization
    6.625%, 2/27/15 (e).....................................  B                145           83,353
                                                                                      -------------
KOREA--0.7%
  Republic of Korea 8.875%, 4/15/08.........................  Ba               185          169,275
                                                                                      -------------
MEXICO--1.0%
  United Mexican States Global Bond 11.50%, 5/15/26.........  Ba               220          250,470
                                                                                      -------------
PANAMA--0.7%
  Republic of Panama 8.875%, 9/30/27........................  Ba               185          174,871
                                                                                      -------------

                       See Notes to Financial Statements                      21

BALANCED PORTFOLIO
------------------------------------------------------

                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
PERU--0.4%
  Peru PDI 4%, 3/7/17 (e)...................................  BB(d)       $    135    $      83,531
                                                                                      -------------
POLAND--1.0%
  Poland Bearer PDI 4%, 10/27/14 (e)........................  Baa              280          252,613
                                                                                      -------------
RUSSIA--0.6%
  Russia IAN Series U.S. 144A 6.625%, 12/15/15 (c)(e).......  NR               135           75,094
  Russia Principal Loan 6.625%, 12/15/20 (e)................  NR               140           66,500
                                                                                      -------------
                                                                                            141,594
                                                                                      -------------
VENEZUELA--0.3%
  Republic of Venezuela 9.25%, 9/15/27......................  Ba               105           81,559
                                                                                      -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $2,187,803).....................................................       2,115,004
                                                                                      -------------
FOREIGN CORPORATE BONDS--1.9%
ARGENTINA--0.2%
  Telefonica de Argentina 144A 9.125%, 5/7/08 (c)...........  Ba                50           48,000
                                                                                      -------------
CHILE--0.7%
  Compania Sud Americana de Vapores SA 7.375%, 12/08/03.....  BBB(d)            30           29,100
  Petropower I Funding Trust LLC 144A 7.36%, 2/15/14 (c)....  BBB(d)           150          135,948
                                                                                      -------------
                                                                                            165,048
                                                                                      -------------
JAPAN--1.0%
  IBJ Preferred Capital Co. LLC 144A 8.79%, 12/29/49
    (c)(e)..................................................  Baa              120          109,860
  SB Treasury Co. LLC 144A 9.40%, 12/29/49 (c)(e)...........  Baa              120          118,275
                                                                                      -------------
                                                                                            228,135
                                                                                      -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $467,975).......................................................         441,183
                                                                                      -------------

                                                                          SHARES
                                                                         ---------
COMMON STOCKS--55.6%
AEROSPACE/DEFENSE--0.6%
  Boeing Co.................................................                3,200          142,600
                                                                                     -------------
BANKS (MAJOR REGIONAL)--3.1%
  Banc One Corp.............................................                2,390          133,392
  BankBoston Corp...........................................                2,000          111,250
  Mellon Bank Corp..........................................                1,550          107,919
  NationsBank Corp..........................................                1,900          145,350

                                                                          SHARES         VALUE
                                                                         ---------   -------------
BANKS (MAJOR REGIONAL)--CONTINUED

  U.S. Bancorp..............................................                5,900    $     253,700
                                                                                     -------------
                                                                                           751,611
                                                                                     -------------
BANKS (MONEY CENTER)--1.9%
  BankAmerica Corp..........................................                2,300          198,806
  Citicorp..................................................                  800          119,400
  NDB Bancorp, Inc..........................................                1,600          141,800
                                                                                     -------------
                                                                                           460,006
                                                                                     -------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.4%
  CBS Corp..................................................                7,300          231,775
  Capstar Broadcasting Corp. (b)............................                1,200           30,150
  Chancellor Media Corp. (b)................................                3,200          158,900
  Clear Channel Communications, Inc. (b)....................                1,600          174,600
                                                                                     -------------
                                                                                           595,425
                                                                                     -------------
CHEMICALS (DIVERSIFIED)--1.0%
  Monsanto Co...............................................                4,400          245,850
                                                                                     -------------
COMPUTERS (HARDWARE)--3.4%
  Compaq Computer Corp......................................                5,000          141,875
  International Business Machines Corp......................                6,000          688,875
                                                                                     -------------
                                                                                           830,750
                                                                                     -------------
COMPUTERS (NETWORKING)--0.6%
  Cisco Systems, Inc. (b)...................................                1,700          156,506
                                                                                     -------------
COMPUTERS (PERIPHERALS)--0.5%
  EMC Corp. (b).............................................                2,600          116,512
                                                                                     -------------
COMPUTERS (SOFTWARE & SERVICES)--4.7%
  America Online, Inc. (b)..................................                  700           74,200
  BMC Software, Inc. (b)....................................                4,000          207,750
  Comdisco, Inc.............................................                1,800           34,200
  Computer Associates International, Inc....................                4,800          266,700
  Compuware Corp. (b).......................................                5,300          270,962
  Edwards (J.D.) & Co. (b)..................................                2,400          103,050
  Microsoft Corp. (b).......................................                  900           97,537
  Sterling Commerce, Inc. (b)...............................                1,600           77,600
                                                                                     -------------
                                                                                         1,131,999
                                                                                     -------------
CONSUMER FINANCE--1.1%
  Household International, Inc..............................                2,000           99,500
  MBNA Corp.................................................                5,400          178,200
                                                                                     -------------
                                                                                           277,700
                                                                                     -------------
CONTAINERS (METAL & GLASS)--0.3%
  Owens-Illinois, Inc. (b)..................................                1,800           80,550
                                                                                     -------------
DISTRIBUTORS (FOOD & HEALTH)--0.8%
  Cardinal Health, Inc......................................                2,050          192,187
                                                                                     -------------
ELECTRICAL EQUIPMENT--1.1%
  General Electric Co.......................................                2,900          263,900
                                                                                     -------------

22                     See Notes to Financial Statements

BALANCED PORTFOLIO
------------------------------------------------------

                                                                          SHARES         VALUE
                                                                         ---------   -------------
ELECTRONICS (INSTRUMENTATION)--0.2%
  Linear Technology Corp....................................                1,000    $      60,312
                                                                                     -------------
ELECTRONICS (SEMICONDUCTORS)--0.8%
  Intel Corp................................................                2,600          192,725
                                                                                     -------------
ENTERTAINMENT--0.5%
  Walt Disney Co. (The).....................................                1,200          126,075
                                                                                     -------------
FINANCIAL (DIVERSIFIED)--0.9%
  Freddie Mac...............................................                4,600          216,487
                                                                                     -------------
HEALTH CARE (DIVERSIFIED)--6.1%
  Bristol-Myers Squibb Co...................................                3,050          350,559
  Pfizer, Inc...............................................                2,600          282,588
  Schering-Plough Corp......................................                3,500          320,687
  Warner-Lambert Co.........................................                4,900          339,938
  Watson Pharmaceuticals, Inc. (b)..........................                4,000          186,750
                                                                                     -------------
                                                                                         1,480,522
                                                                                     -------------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.3%
  HBO & Co..................................................                9,000          317,250
                                                                                     -------------
HEALTH CARE (LONG TERM CARE)--0.8%
  HEALTHSOUTH Corp..........................................                7,000          186,813
                                                                                     -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.0%
  Medtronic, Inc............................................                3,700          235,875
                                                                                     -------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.3%
  Colgate-Palmolive Co......................................                2,000          176,000
  Procter & Gamble Co.......................................                1,600          145,700
                                                                                     -------------
                                                                                           321,700
                                                                                     -------------
INSURANCE (LIFE/HEALTH)--0.3%
  UNUM Corp.................................................                1,200           66,600
                                                                                     -------------
INSURANCE (MULTI-LINE)--1.4%
  American International Group, Inc.........................                1,400          204,400
  ReliaStar Financial Corp..................................                1,500           72,000
  Travelers Group, Inc......................................                1,100           66,688
                                                                                     -------------
                                                                                           343,088
                                                                                     -------------
INSURANCE--(PROPERTY-CASULTY)--0.5%
  AllState Corp.............................................                1,450          132,766
                                                                                     -------------
MANUFACTURING (DIVERSIFIED)--1.4%
  Thermo Electron Corp. (b).................................                2,000           68,375
  Tyco International Ltd....................................                4,400          277,200
                                                                                     -------------
                                                                                           345,575
                                                                                     -------------
                                                                          SHARES         VALUE
                                                                         ---------   -------------

OIL & GAS (DRILLING & EQUIPMENT)--2.3%
  Cooper Cameron Corp. (b)..................................                1,100    $      56,100
  Diamond Offshore Drilling, Inc............................                1,100           44,000
  Global Industry, Ltd (b)..................................                1,800           30,375
  Halliburton Co............................................                2,700          120,319
  Schlumberger Ltd..........................................                3,200          218,600
  Transocean Offshore, Inc..................................                2,100           93,450
                                                                                     -------------
                                                                                           562,844
                                                                                     -------------
OIL & GAS (REFINING & MARKETING)--0.8%
  Tosco Corp................................................                6,200          182,125
                                                                                     -------------
RETAIL (BUILDING SUPPLIES)--0.9%
  Home Depot, Inc...........................................                2,700          224,269
                                                                                     -------------
RETAIL (COMPUTERS & ELECTRONICS)--0.2%
  Tandy Corp................................................                1,000           53,063
                                                                                     -------------
RETAIL (DISCOUNTERS)--0.6%
  Consolidated Stores Corp. (b).............................                3,800          137,750
                                                                                     -------------
RETAIL (DRUG STORES)--2.3%
  CVS Corp..................................................                7,000          272,563
  Rite Aid Corp.............................................                7,700          289,231
                                                                                     -------------
                                                                                           561,794
                                                                                     -------------
RETAIL (FOOD CHAINS)--1.9%
  Meyer (Fred), Inc. (b)....................................                2,490          105,825
  Safeway, Inc. (b).........................................                8,800          358,050
                                                                                     -------------
                                                                                           463,875
                                                                                     -------------
RETAIL (GENERAL MERCHANDISE)--1.7%
  Borders Group, Inc. (b)...................................                2,900          107,300
  Sears, Roebuck & Co.......................................                2,200          134,338
  Staples, Inc. (b).........................................                5,600          162,050
                                                                                     -------------
                                                                                           403,688
                                                                                     -------------
RETAIL (SPECIALTY--APPAREL)--0.4%
  TJX Companies, Inc........................................                3,900           94,088
                                                                                     -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.7%
  AirTouch Communications, Inc. (b).........................                7,200          420,750
  Tele-Comm Liberty Media Group.............................                6,250          242,578
                                                                                     -------------
                                                                                           663,328
                                                                                     -------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.7%
  AT&T Corp.................................................                7,400          422,725
  MCI Communications Corp...................................                4,000          232,500
                                                                                     -------------
                                                                                           655,225
                                                                                     -------------
WASTE MANAGEMENT--1.1%
  USA Waste Services, Inc. (b)..............................                5,400          266,625
                                                                                     -------------
TOTAL COMMON STOCKS
  (Identified cost $11,407,592)...................................................      13,540,058
                                                                                     -------------

                       See Notes to Financial Statements                      23

BALANCED PORTFOLIO
------------------------------------------------------

                                                                          SHARES         VALUE
                                                                         ---------   -------------
FOREIGN COMMON STOCKS--2.9%
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)................                1,400    $      90,038
                                                                                     -------------
HOUSEHOLD FURN. & APPLIANCES--1.5%
  Royal Philips Electonics NV NY Registered Shares
    (Netherlands)...........................................                4,300          365,500
                                                                                     -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
  Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)....                2,600           74,425
                                                                                     -------------
                                                                          SHARES         VALUE
                                                                         ---------   -------------

TELEPHONE--0.7%
  Telecomunicacoes Brasileiras SA Sponsored ADR (Brazil)....                1,600    $     174,700
                                                                                     -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $664,558)......................................................         704,663
                                                                                     -------------

TOTAL INVESTMENTS--97.6%
  (Identified cost $21,549,902)...................................................      23,761,541(a)
  Cash and receivables, less liabilities--2.4%....................................         593,021
                                                                                     -------------
NET ASSETS--100.0%................................................................   $  24,354,562
                                                                                     -------------
                                                                                     -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,637,095 and gross depreciation of $425,456 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $21,549,902.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to a value of $1,443,813 or 5.9% of net assets.
(d)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

24                     See Notes to Financial Statements

Balanced Portfolio
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $21,549,902)                               $  23,761,541
Receivables
  Investment securities sold                                      4,174,635
  Dividends and interest                                            166,823
  Fund shares sold                                                    9,689
  Receivable from adviser                                             4,943
                                                              -------------
    Total assets                                                 28,117,631
                                                              -------------

LIABILITIES
Payables
  Custodian                                                       3,575,286
  Investment securities purchased                                   105,836
  Fund shares repurchased                                            23,670
  Transfer agent fee                                                  7,517
  Financial agent fee                                                 4,097
  Distribution fee                                                    1,391
  Trustees' fee                                                         888
Accrued expenses                                                     44,384
                                                              -------------
    Total liabilities                                             3,763,069
                                                              -------------
NET ASSETS                                                    $  24,354,562
                                                              -------------
                                                              -------------

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  20,137,818
Undistributed net investment loss                                    (5,119)
Accumulated net realized gain                                     2,010,224
Net unrealized appreciation                                       2,211,639
                                                              -------------
NET ASSETS                                                    $  24,354,562
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,475,765)                1,030,564

Net asset value and offering price per share                         $16.96

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,878,797)                   405,265

Net asset value and offering price per share                         $16.97

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $   427,737
Dividends                                                          68,235
                                                              -----------
    Total investment income                                       495,972
                                                              -----------

EXPENSES
Investment advisory fee                                            80,091
Distribution fee--Class Y                                           8,231
Financial agent fee                                                33,883
Transfer agent                                                     20,726
Registration                                                       21,410
Custodian                                                          12,518
Professional                                                       11,093
Trustees                                                            6,550
Printing                                                            3,463
Miscellaneous                                                       8,836
                                                              -----------
    Total expenses                                                206,801
    Less expenses borne by investment adviser                    (103,779)
                                                              -----------
    Net expenses                                                  103,022
                                                              -----------
NET INVESTMENT INCOME                                             392,950
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 2,010,859
Net change in unrealized appreciation (depreciation) on
  investments                                                     610,218
                                                              -----------

NET GAIN ON INVESTMENTS                                         2,621,077
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ 3,014,027
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements                      25

BALANCED PORTFOLIO
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED         YEAR ENDED
                                                                                           JUNE 30, 1998    DECEMBER 31,
                                                                                            (UNAUDITED)         1997
                                                                                           --------------  ---------------
FROM OPERATIONS
  Net investment income                                                                     $    392,950     $ 1,026,700
  Net realized gain                                                                            2,010,859       6,826,961
  Net change in unrealized appreciation (depreciation)                                           610,218      (1,339,424)
                                                                                           --------------  ---------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             3,014,027       6,514,237
                                                                                           --------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                                                                (309,829)       (856,383)
  Net investment income--Class Y                                                                 (88,240)       (212,027)
  Net realized gains--Class X                                                                   (829,098)     (5,505,499)
  Net realized gains--Class Y                                                                   (257,784)     (1,467,013)
  In excess of net investment income--Class X                                                         --          (8,380)
  In excess of net investment income--Class Y                                                         --          (2,075)
                                                                                           --------------  ---------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (1,484,951)     (8,051,377)
                                                                                           --------------  ---------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (53,726 and 173,733 shares, respectively)                        904,372       3,331,056
  Net asset value of shares issued from reinvestment of distributions (67,955 and
    386,169 shares, respectively)                                                              1,138,928       6,370,247
  Cost of shares repurchased (546,516 and 1,151,407 shares, respectively)                     (9,305,960)    (21,859,715)
                                                                                           --------------  ---------------
Total                                                                                         (7,262,660)    (12,158,412)
                                                                                           --------------  ---------------
CLASS Y
  Proceeds from sales of shares (14,829 and 66,028 shares, respectively)                         245,408       1,272,503
  Net asset value of shares issued from reinvestment of distributions (20,633 and
    101,742 shares, respectively)                                                                346,023       1,681,177
  Cost of shares repurchased (16,998 and 442,749 shares, respectively)                          (290,067)     (8,628,236)
                                                                                           --------------  ---------------
Total                                                                                            301,364      (5,674,556)
                                                                                           --------------  ---------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                              (6,961,296)    (17,832,968)
                                                                                           --------------  ---------------
  NET DECREASE IN NET ASSETS                                                                  (5,432,220)    (19,370,108)
NET ASSETS
  Beginning of period                                                                         29,786,782      49,156,890
                                                                                           --------------  ---------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($5,119) AND $0,
    RESPECTIVELY)                                                                           $ 24,354,562     $29,786,782
                                                                                           --------------  ---------------
                                                                                           --------------  ---------------

26                     See Notes to Financial Statements

Balanced Portfolio
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS X
                                                                -------------------------------------------------
                                                                 SIX MONTHS                             FROM
                                                                    ENDED                             INCEPTION
                                                                   6/30/98         YEAR ENDED         3/1/96 TO
                                                                 (UNAUDITED)        12/31/97          12/31/96
                                                                -------------     -------------     -------------
Net asset value, beginning of period                               $16.17            $18.15            $17.90
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.25(4)           0.54(3)(4)        0.51(4)
  Net realized and unrealized gain                                   1.46              2.70              1.17
                                                                   ------            ------            ------
    TOTAL FROM INVESTMENT OPERATIONS                                 1.71              3.24              1.68
                                                                   ------            ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.25)            (0.65)            (0.49)
  Dividends from net realized gains                                 (0.67)            (4.56)            (0.94)
  In excess of net investment income                                   --             (0.01)               --
                                                                   ------            ------            ------
    TOTAL DISTRIBUTIONS                                             (0.92)            (5.22)            (1.43)
                                                                   ------            ------            ------
Change in net asset value                                            0.79             (1.98)             0.25
                                                                   ------            ------            ------
NET ASSET VALUE, END OF PERIOD                                     $16.96            $16.17            $18.15
                                                                   ------            ------            ------
                                                                   ------            ------            ------
Total return                                                        10.64%(2)         18.80%             9.43%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $17,476           $23,528           $37,147

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 0.65%(1)          0.65%             0.65%(1)
  Net investment income                                              2.75%(1)          2.87%             3.02%(1)
Portfolio turnover                                                     77%(2)           214%              209%(2)


                                                                                     CLASS Y
                                                                -------------------------------------------------
                                                                 SIX MONTHS                             FROM
                                                                    ENDED                             INCEPTION
                                                                   6/30/98         YEAR ENDED         3/1/96 TO
                                                                 (UNAUDITED)        12/31/97          12/31/96
                                                                -------------     -------------     -------------
Net asset value, beginning of period                               $16.18            $18.15            $17.90
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.22(5)           0.49(3)(5)        0.46(5)
  Net realized and unrealized gain                                   1.47              2.70              1.18
                                                                   ------            ------            ------
    TOTAL FROM INVESTMENT OPERATIONS                                 1.69              3.19              1.64
                                                                   ------            ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.23)            (0.59)            (0.45)
  Dividends from net realized gains                                 (0.67)            (4.56)            (0.94)
  In excess of net investment income                                   --             (0.01)               --
                                                                   ------            ------            ------
    TOTAL DISTRIBUTIONS                                             (0.90)            (5.16)            (1.39)
                                                                   ------            ------            ------
Change in net asset value                                            0.79             (1.97)             0.25
                                                                   ------            ------            ------
NET ASSET VALUE, END OF PERIOD                                     $16.97            $16.18            $18.15
                                                                   ------            ------            ------
                                                                   ------            ------            ------
Total return                                                        10.50%(2)         18.50%             9.20%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $6,879            $6,258           $12,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 0.90%(1)          0.90%             0.90%(1)
  Net investment income                                              2.52%(1)          2.62%             2.78%(1)
Portfolio turnover                                                     77%(2)           214%              209%(2)

(1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.
(4) Includes reimbursement of operating expenses by investment adviser of $0.06, $0.10 and $0.06, respectively.
(5) Includes reimbursement of operating expenses by investment adviser of $0.06, $0.10 and $0.06, respectively.

                       See Notes to Financial Statements                      27

MANAGED BOND PORTFOLIO
----------------------------------------------------

INVESTOR PROFILE
  The Managed Bond Portfolio is appropriate for investors seeking long-term capital appreciation through investments in fixed-income securities, including foreign and high-yield debt issues. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high-yield securities have more risk than higher quality, lower yielding issues.

INVESTMENT ADVISER'S REPORT
  For the six months ended June 30, 1998, Class X shares returned 2.70% and Class Y shares returned 2.58% compared with a return of 3.93% for the Lehman Brothers Aggregate Bond Index for the same period.* All performance figures assume reinvestment of dividends and are net of fees.

  Interest rates fell all along the yield curve during the second quarter as concerns over events in Asia increased, driving yields from three-month Treasury bills to 10-year notes below the Fed funds rate. Japan was the particular focus of market skepticism as GDP continued to shrink and the yen came under pressure. In mid-June the Fed intervened in the currency markets to purchase yen in an attempt to halt appreciation of the dollar. This sent a strong signal to the marketplace that the Fed was unlikely to raise rates, since that would increase the value of the dollar relative to the yen and other Asian currencies.

  For the third consecutive quarter, high quality issues outperformed low quality bonds as the "flight to quality" continued. Government securities outperformed corporate bonds as a whole, returning 2.63% versus 2.58%. Because of their longer durations, industrial and Yankee issues produced better nominal returns, 2.71% and 2.66%, respectively. Asset-backed and mortgage-backed securities were the worst performing sectors, returning 1.85% and 1.72%, respectively.

  The primary factor contributing to the Portfolio's disappointing relative performance was an overweighted position in the more credit-sensitive sectors of the market, which continued to feel the repercussions of the Asian crisis. Our allocation to emerging-market debt and corporate high-yield issues held back performance during the quarter. Additionally, our holdings of non-agency residential mortgage-backed issues proved to be a negative as prepayments continued to accelerate and interest rates remained at historically low levels. On the positive side, our position in commercial mortgage-backed securities and taxable municipals again added to performance.

  We continued to reduce our allocation to government obligations, from a high of 34% during the fourth quarter of 1997 to approximately 13% currently. Our decision was driven by the increasingly attractive valuations we found in almost all of the non-Treasury sectors of the market. We have maintained a well-diversified, relatively conservative stance within our foreign holdings. The Portfolio is underweighted in Asia and overweighted in large Latin American countries, such as Brazil, Venezuela and Panama, based on their improving economic fundamentals and ongoing commitment to financial reform.

OUTLOOK
  As we move into the second half of the year, we believe the Portfolio is well-structured to take advantage of current market conditions. We will continue to emphasize credit-sensitive sectors given their very favorable valuations. This current volatility is an attribute of our opportunistic investment approach, which focuses on identifying undervalued sectors with strong fundamentals. Although yields remain at historically low levels, we believe the non-traditional sectors represent excellent value against a background of low inflation and continued strong demand for dollar-denominated securities from global investors.

  * The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market performance. The Index is not available for direct investment.

Managed Bond Portfolio
------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
AGENCY MORTGAGE-BACKED SECURITIES--8.6%
  FHLMC 8.50%, 8/15/20......................................  Aaa         $    132    $     131,730
  FHLMC 6.65%, 6/15/23......................................  Aaa            1,890        1,949,510
  FNMA 6.75%, 6/25/20.......................................  Aaa            1,920        1,925,916
  GNMA 6.50%, 2/15/27 (f)...................................  Aaa            2,247        2,245,120
  GNMA 6.50%, 7/15/28 (g)...................................  Aaa            1,900        1,892,875
                                                                                      -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $7,898,659).....................................................       8,145,151
                                                                                      -------------
MUNICIPAL BONDS--16.3%
CALIFORNIA--2.7%
  California State Department Water Resources Series S
    Revenue 5%, 12/1/29.....................................  Aa               795          773,137
  Oakland Series A Revenue Taxable 6.98%, 12/15/09 (f)......  Aaa              400          425,500
  Orange County Pension Obligation Series A Taxable 7.67%,
    9/1/09..................................................  Aaa            1,200        1,341,000
                                                                                      -------------
                                                                                          2,539,637
                                                                                      -------------
COLORADO--1.9%
  Denver City and County School District 01 Pension Taxable
    6.76%, 12/15/07.........................................  Aaa            1,700        1,774,375
                                                                                      -------------
CONNECTICUT--1.2%
  Mashantucket Pequot Series A Revenue Taxable 144A 6.91%,
    9/1/12 (b)..............................................  Aaa            1,100        1,149,500
                                                                                      -------------
FLORIDA--1.8%
  Palm Beach County Solid Waste Industrial Development
    Project B Revenue Taxable 10.50%, 1/1/11 (i)............  NR               920          717,600
  University of Miami Exchangeable Series A Revenue Taxable
    7.40%, 4/1/11...........................................  Aaa              170          182,113
  University of Miami Exchangeable Series A Revenue Taxable
    7.65%, 4/1/20...........................................  Aaa              725          773,938
                                                                                      -------------
                                                                                          1,673,651
                                                                                      -------------
ILLINOIS--2.8%
  Illinois Educational Facilities Authority-Loyola
    University Series A Revenue 5.70%, 7/1/24...............  Aaa            1,000        1,043,750

                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
ILLINOIS--CONTINUED
  Illinois Educational Facilities Authority-Loyola
    University Series A Revenue Taxable 7.84%, 7/1/24.......  Aaa         $  1,425    $   1,576,406
                                                                                      -------------
                                                                                          2,620,156
                                                                                      -------------
MASSACHUSETTS--1.8%
  Massachusetts State Port Authority Series C Revenue
    Taxable 6%, 7/1/01......................................  Aa               800          800,000
  Massachusetts State Water Authority Series D Revenue 5%,
    8/1/24..................................................  Aaa              900          875,250
                                                                                      -------------
                                                                                          1,675,250
                                                                                      -------------
NEVADA--0.9%
  Nevada State Projects 66 & 67 Series A 5%, 5/15/28 (g)....  Aaa              900          867,375
                                                                                      -------------
NEW YORK--0.9%
  Long Island Power Authority New York Electrical Systems
    Series A 5.125%, 12/1/22................................  Aaa              900          887,094
                                                                                      -------------
PENNSYLVANIA--1.3%
  Pennsylvania Economic Development Financing Authority
    Ponderosa Fibres Project Series B Revenue 9.50%, 1/1/12
    (i).....................................................  NR             1,750        1,190,000
                                                                                      -------------
VIRGINIA--1.0%
  Newport News Series B Taxable 7.05%, 1/15/25 (f)..........  Aa               970          994,250
                                                                                      -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $15,393,812)....................................................      15,371,288
                                                                                      -------------
ASSET-BACKED SECURITIES--7.6%
  Capita Equipment Receivables Trust 97-1B, 6.45%,
    8/15/02.................................................  Aa               600          607,687
  Discover Card Master Trust I 98-4, A 5.75%, 10/16/03......  Aaa            1,000          995,313
  First U.S.A. 98-1, C 6.50%, 1/18/06.......................  NR               925          932,371
  Navistar Financial Corp. Owner Trust 98-A, A 5.94%,
    11/15/04................................................  Aaa              877          876,991
  Premier Auto Trust 98-1, A4 5.70%, 10/6/02................  Aaa              800          797,625
  Team Fleet Financing Corp. 98-2A, C 144A 6.53%, 7/25/02
    (b).....................................................  BBB(c)           770          771,203

                       See Notes to Financial Statements                      29

MANAGED BOND PORTFOLIO
------------------------------------------------------

                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
ASSET-BACKED SECURITIES--CONTINUED
  Wings Commercial Loan Master Trust I 98-AA, A2X 144A
    5.918%, 3/20/08 (b).....................................  AAA(c)      $  2,200    $   2,200,000
                                                                                      -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $7,171,256).....................................................       7,181,190
                                                                                      -------------
CORPORATE BONDS--9.5%
BANKS (MONEY CENTER)--1.5%
  NationsBank Capital Trust III 6.206%, 1/15/27 (d).........  Aa             1,450        1,429,239
                                                                                      -------------
COMPUTERS (SOFTWARE & SERVICES)--1.5%
  Computer Associates International 144A 6.375%, 4/15/05
    (b).....................................................  Baa            1,000        1,006,250
  Equifax, Inc. 6.30%, 7/1/05...............................  A                400          397,000
                                                                                      -------------
                                                                                          1,403,250
                                                                                      -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.1%
  Boston Scientific Corp. 6.625%, 3/15/05...................  Baa            1,000          993,750
                                                                                      -------------
INSURANCE (PROPERTY-CASUALTY)--0.6%
  HSB Capital I B 6.566%, 7/15/27 (d).......................  BBB(c)           550          554,328
                                                                                      -------------
INVESTMENT BANKING/BROKERAGE--0.8%
  Merrill Lynch & Co., Inc. 6%, 2/12/03.....................  Aa               800          797,000
                                                                                      -------------
MANUFACTURING (DIVERSIFIED)--0.6%
  Tyco International Group 6.375%, 6/15/05..................  Baa              600          600,750
                                                                                      -------------
RETAIL (FOOD CHAINS)--1.3%
  Meyer (Fred), Inc. 7.45%, 3/1/08..........................  Ba             1,250        1,257,813
                                                                                      -------------
SERVICES (COMMERCIAL & CONSUMER)--0.1%
  ARA Services, Inc. 10.625%, 8/1/00........................  Baa              107          114,891
                                                                                      -------------
TELEPHONE--2.0%
  Global Crossing Holding Ltd. 144A 9.625%, 5/15/08 (b).....  NR               900          939,375
  InterAmericas Communication Corp. 144A 14%, 10/27/07
    (b)(h)..................................................  NR               915          905,850
                                                                                      -------------
                                                                                          1,845,225
                                                                                      -------------
TOTAL CORPORATE BONDS
  (Identified cost $8,926,246).....................................................       8,996,246
                                                                                      -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--22.7%
  American Business Financial Services 98-1, A4 6.695%,
    9/25/20.................................................  Aaa            1,700        1,711,687
                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  CS First Boston Mortgage Securities Corp. 97-SPCE, D 144A
    7.332%, 4/20/08 (b).....................................  BBB(c)      $    986    $     997,401
  ContiMortgage Home Equity Loan Trust 98-1B, 7.86%,
    4/15/29.................................................  Baa            1,576        1,600,625
  Criimi Mae Trust I 96-C1, A2 144A 7.56%, 6/30/33 (b)......  BBB(c)         1,475        1,509,109
  First Union-Lehman Brothers-Bank of America 98-C2, A2
    6.56%, 11/18/08.........................................  Aaa            1,200        1,228,500
  G.E. Capital Mortgage Services, Inc. 96-8, 2A5 7.50%,
    5/25/26.................................................  AAA(c)           172          176,396
  G.E. Capital Mortgage Services, Inc. 97-1, A14 7.50%,
    3/25/27.................................................  AAA(c)         1,720        1,744,725
  GMAC Commercial Mortgage Securities, Inc. 97-C2, A3
    6.566%, 11/15/07........................................  Aaa              900          918,563
  General Growth Properties 97-1, C2 144A 6.806%, 11/15/07
    (b).....................................................  A              1,700        1,735,594
  Green Tree Financial Corp. 95-8, A2 6.15%, 12/15/26.......  Aaa               37           37,051
  Green Tree Financial Corp. 96-10, A3 6.16%, 11/15/28......  AAA(c)           680          681,275
  Green Tree Financial Corp. 97-4, M1 7.22%, 2/15/29........  Aa             1,500        1,540,078
  Residential Accredit Loans, Inc. 96-QS4, AI10 7.90%,
    8/25/26.................................................  AAA(c)           900          942,750
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26................................................  AAA(c)           469          471,092
  Residential Funding Mortgage 93-S25, M3 6.50%, 7/25/08....  BBB(c)           600          595,685
  Resolution Trust Corp. 92-C3, B 9.05%, 8/25/23............  AA(c)            118          118,443
  Ryland Mortgage Securities Corp. III 92-A, 1A 8.296%,
    3/29/30.................................................  A-(c)            571          579,610
  Securitized Asset Sales 95-A, M 7.53%, 3/25/24............  Aa             1,930        1,996,141
  Structured Asset Securities Corp. 95-C1, D 7.375%,
    9/25/24.................................................  BBB(c)         1,865        1,880,153
  Structured Asset Securities Corp. 95-C4, D 7%, 6/25/26....  BBB(c)         1,000        1,001,875
                                                                                      -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $21,023,477)....................................................      21,466,753
                                                                                      -------------
FOREIGN GOVERNMENT SECURITIES--15.8%
ARGENTINA--1.0%
  Republic of Argentina 9.75%, 9/19/27......................  Ba               975          903,094
                                                                                      -------------
BRAZIL--2.9%
  Republic of Brazil NMB-L RG 6.688%, 4/15/09 (d)...........  B              1,530        1,168,537

30                     See Notes to Financial Statements

MANAGED BOND PORTFOLIO
------------------------------------------------------

                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
BRAZIL--CONTINUED
  Republic of Brazil C Bond, PIK interest capitalization 8%,
    4/15/14 (d).............................................  B           $  2,100    $   1,546,110
                                                                                      -------------
                                                                                          2,714,647
                                                                                      -------------
BULGARIA--0.7%
  Bulgaria FLIRB Series A Bearer 2.25%, 7/28/12 (d).........  B              1,020          629,850
                                                                                      -------------
COLOMBIA--1.1%
  Republic of Colombia 7.625%, 2/15/07......................  Baa            1,200        1,083,000
                                                                                      -------------
CROATIA--1.2%
  Croatia Series B 6.50%, 7/31/06 (d).......................  Baa              619          560,539
  Croatia Series A 6.50%, 7/31/10 (d).......................  Baa              665          578,550
                                                                                      -------------
                                                                                          1,139,089
                                                                                      -------------
ECUADOR--0.6%
  Ecuador Bearer PDI Euro, PIK interest capitalization
    6.625%, 2/27/15 (d).....................................  B                985          567,441
                                                                                      -------------
KOREA--1.3%
  Republic of Korea 8.875%, 4/15/08.........................  Ba             1,295        1,184,925
                                                                                      -------------
MEXICO--1.8%
  United Mexican States Series W-B 6.25%, 12/31/19 (e)......  Ba               860          711,650
  United Mexican States Global Bond 11.50%, 5/15/26.........  Ba               905        1,030,342
                                                                                      -------------
                                                                                          1,741,992
                                                                                      -------------
PANAMA--1.2%
  Republic of Panama 8.875%, 9/30/27........................  Ba             1,245        1,176,836
                                                                                      -------------
PERU--0.6%
  Peru PDI 4%, 3/7/17 (d)...................................  BB(c)            950          587,813
                                                                                      -------------
POLAND--1.1%
  Poland Bearer PDI 4%, 10/27/14 (d)........................  Baa            1,170        1,055,559
                                                                                      -------------
RUSSIA--1.0%
  Russia IAN Series U.S. 144A 6.625%, 12/15/15 (b)(d).......  NR             1,753          975,028
                                                                                      -------------
SOUTH AFRICA--0.7%
  Republic of South Africa 8.50%, 6/23/17...................  Baa              710          678,938
                                                                                      -------------
                                                               MOODY'S       PAR
                                                                BOND        VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
VENEZUELA--0.6%
  Republic of Venezuela 9.25%, 9/15/27......................  Ba          $    690    $     535,958
                                                                                      -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $15,634,223)....................................................      14,974,170
                                                                                      -------------
FOREIGN CORPORATE BONDS--9.2%
ARGENTINA--0.9%
  Telefonica de Argentina 144A 9.125%, 5/7/08 (b)...........  Ba               885          849,600
                                                                                      -------------
CHILE--2.6%
  Compania Sud Americana de Vapores SA 144A 7.375%, 12/8/03
    (b).....................................................  BBB(c)         1,240        1,202,800
  Petropower I Funding Trust 144A, 7.36%, 2/15/14 (b).......  BBB(c)         1,400        1,268,848
                                                                                      -------------
                                                                                          2,471,648
                                                                                      -------------
JAPAN--1.7%
  IBJ Preferred Capital Co. LLC 144A 8.79%, 12/29/49
    (b)(d)..................................................  Baa              850          778,172
  SB Treasury Co. LLC 144A 9.40%, 12/29/49 (b)(d)...........  Baa              850          837,783
                                                                                      -------------
                                                                                          1,615,955
                                                                                      -------------
MEXICO--1.6%
  Banco Nacional de Mexico 144A 7.57%, 12/31/00 (b).........  NR             1,500        1,510,312
                                                                                      -------------
VENEZUELA--2.4%
  PDVSA Finance Ltd. 98-1C 144A 6.80%, 11/15/08 (b).........  A              2,000        1,950,160
  Petrozuata Finance, Inc. 144A 8.22%, 4/1/17 (b)...........  Baa              325          339,625
                                                                                      -------------
                                                                                          2,289,785
                                                                                      -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $8,920,867).....................................................       8,737,300
                                                                                      -------------

                                                                           SHARES
                                                                          ---------
PREFERRED STOCKS--3.9%
REITS--3.9%
  Home Ownership Funding 2, Step-down Pfd. 144A 13.338%
    (b)(j)..................................................                 3,900        3,728,053
                                                                                      -------------
TOTAL PREFERRED STOCKS
  (Identified cost $3,583,837).....................................................       3,728,053
                                                                                      -------------
TOTAL LONG-TERM INVESTMENTS--93.6%
  (Identified cost $88,552,377)....................................................      88,600,151
                                                                                      -------------

                       See Notes to Financial Statements                      31

MANAGED BOND PORTFOLIO
------------------------------------------------------

                                                              STANDARD       PAR
                                                              & POOR'S      VALUE
                                                               RATING       (000)         VALUE
                                                              ---------   ---------   -------------
SHORT-TERM OBLIGATIONS--8.1%
COMMERCIAL PAPER--8.1%
  Albertson's, Inc. 5.55%, 7/1/98...........................  A-1         $  1,105    $   1,105,000
  Enterprise Funding Corp. 5.56%, 7/2/98....................  A-1+           1,330        1,329,794
  Cargill, Inc. 5.65%, 7/8/98...............................  A-1+           2,600        2,597,144
  Corporate Asset Funding Co., Inc. 5.60%, 7/9/98...........  A-1+           2,595        2,591,771
                                                                                      -------------
                                                                                          7,623,709
                                                                                      -------------


                                                                                          VALUE
                                                                                      -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $7,623,709).....................................................   $   7,623,709
                                                                                      -------------

TOTAL INVESTMENTS--101.7%
  (Identified cost $96,176,086)....................................................      96,223,860(a)
  Cash and receivables, less liabilities--(1.7%)...................................      (1,642,048)
                                                                                      -------------
NET ASSETS--100.0%.................................................................   $  94,581,812
                                                                                      -------------
                                                                                      -------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,797,252 and gross depreciation of $2,121,386 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $96,547,994.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to a value of $24,654,663 or 26.1% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Rights incorporated as a unit.
(f)  All or a portion segregated as collateral.
(g)  When issued.
(h)  Warrants incorporated as a unit.
(i)  Non-income producing.
(j)  Dividend payments backed by FHLMC ("Freddie Mac") Participation
     Certificates.

32                     See Notes to Financial Statements

Managed Bond Portfolio
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $96,176,086)                               $  96,223,860
Cash                                                                 49,142
Receivables
  Interest                                                        1,072,387
  Fund shares sold                                                  110,197
  Investment securities sold                                          4,509
                                                              -------------
    Total assets                                                 97,460,095
                                                              -------------

LIABILITIES
Payables
  Investment securities purchased                                 2,796,717
  Investment advisory fee                                            10,465
  Financial agent fee                                                 8,137
  Transfer agent fee                                                  7,218
  Distribution fee                                                    1,466
  Trustees' fee                                                         888
Accrued expenses                                                     53,392
                                                              -------------
    Total liabilities                                             2,878,283
                                                              -------------
NET ASSETS                                                    $  94,581,812
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  93,811,447
Undistributed net investment income                                 196,190
Accumulated net realized gain                                       526,401
Net unrealized appreciation                                          47,774
                                                              -------------
NET ASSETS                                                    $  94,581,812
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $87,435,032)                2,645,249

Net asset value and offering price per share                         $33.05

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,146,780)                   216,205

Net asset value and offering price per share                         $33.06

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $ 3,062,071
Dividends                                                         143,247
                                                              -----------
    Total investment income                                     3,205,318
                                                              -----------

EXPENSES
Investment advisory fee                                           196,446
Distribution fee--Class Y                                           8,590
Financial agent fee                                                42,060
Registration                                                       26,396
Transfer agent                                                     21,715
Professional                                                       14,673
Custodian                                                          13,499
Trustees                                                            6,550
Printing                                                            3,474
Miscellaneous                                                       5,255
                                                              -----------
    Total expenses                                                338,658
    Less expenses borne by investment adviser                     (91,371)
                                                              -----------
    Net expenses                                                  247,287
                                                              -----------
NET INVESTMENT INCOME                                           2,958,031
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   574,862
Net change in unrealized appreciation (depreciation) on
  investments                                                  (1,249,863)
                                                              -----------
NET LOSS ON INVESTMENTS                                          (675,001)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                                $ 2,283,030
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements                      33

MANAGED BOND PORTFOLIO
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED
                                                                                           JUNE 30, 1998       YEAR ENDED
                                                                                            (UNAUDITED)     DECEMBER 31, 1997
                                                                                           --------------  -------------------
FROM OPERATIONS
  Net investment income                                                                     $  2,958,031      $   5,402,757
  Net realized gain                                                                              574,862          3,000,960
  Net change in unrealized appreciation (depreciation)                                        (1,249,863)          (942,641)
                                                                                           --------------  -------------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             2,283,030          7,461,076
                                                                                           --------------  -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                                                              (2,559,908)        (5,037,525)
  Net investment income--Class Y                                                                (201,933)          (398,984)
  Net realized gains--Class X                                                                    (43,519)        (2,936,548)
  Net realized gains--Class Y                                                                     (3,572)          (262,528)
  In excess of net investment income--Class X                                                         --           (382,909)
  In excess of net investment income--Class Y                                                         --            (30,327)
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (2,808,932)        (9,048,821)
                                                                                           --------------  -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (790,763 and 482,929 shares, respectively)                    26,685,346         16,708,642
  Net asset value of shares issued from reinvestment of distributions (76,277 and 245,591
    shares, respectively)                                                                      2,528,579          8,172,835
  Cost of shares repurchased (414,863 and 639,417 shares, respectively)                      (14,031,383)       (22,159,462)
                                                                                           --------------  -------------------
Total                                                                                         15,182,542          2,722,015
                                                                                           --------------  -------------------
CLASS Y
  Proceeds from sales of shares (9,681 and 69,564 shares, respectively)                          327,555          2,431,562
  Net asset value of shares issued from reinvestment of distributions (6,199 and
    20,824 shares, respectively)                                                                 205,504            691,833
  Cost of shares repurchased (2,361 and 94,022 shares, respectively)                             (79,915)        (3,277,501)
                                                                                           --------------  -------------------
Total                                                                                            453,144           (154,106)
                                                                                           --------------  -------------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                              15,635,686          2,567,909
                                                                                           --------------  -------------------
  NET INCREASE IN NET ASSETS                                                                  15,109,784            980,164
NET ASSETS
  Beginning of period                                                                         79,472,028         78,491,864
                                                                                           --------------  -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $196,190 AND $0,
    RESPECTIVELY)                                                                           $ 94,581,812      $  79,472,028
                                                                                           --------------  -------------------
                                                                                           --------------  -------------------

34                     See Notes to Financial Statements

Managed Bond Portfolio
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS X
                                                                -------------------------------------------------
                                                                 SIX MONTHS                             FROM
                                                                    ENDED                             INCEPTION
                                                                   6/30/98         YEAR ENDED         3/1/96 TO
                                                                 (UNAUDITED)        12/31/97          12/31/96
                                                                -------------     -------------     -------------
Net asset value, beginning of period                               $33.17            $33.98            $33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              1.07(3)           2.37(3)(5)        2.03(3)(5)
  Net realized and unrealized gain (loss)                           (0.17)             0.85              0.69
                                                                   ------            ------            ------
    TOTAL FROM INVESTMENT OPERATIONS                                 0.90              3.22              2.72
                                                                   ------            ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (1.00)            (2.42)            (1.96)
  Dividends from net realized gains                                 (0.02)            (1.43)            (0.61)
  In excess of net investment income                                   --             (0.18)            (0.01)
                                                                   ------            ------            ------
    TOTAL DISTRIBUTIONS                                             (1.02)            (4.03)            (2.58)
                                                                   ------            ------            ------
Change in net asset value                                           (0.12)            (0.81)             0.14
                                                                   ------            ------            ------
NET ASSET VALUE, END OF PERIOD                                     $33.05            $33.17            $33.98
                                                                   ------            ------            ------
                                                                   ------            ------            ------
Total return                                                         2.70%(2)          9.75%             8.24%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $87,435           $72,747           $71,482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 0.55%(1)          0.55%             0.55%(1)
  Net investment income                                              6.80%(1)          6.92%             7.15%(1)
Portfolio turnover                                                     56%(2)           176%              199%(2)


                                                                                     CLASS Y
                                                                -------------------------------------------------
                                                                 SIX MONTHS                             FROM
                                                                    ENDED                             INCEPTION
                                                                   6/30/98         YEAR ENDED         3/1/96 TO
                                                                 (UNAUDITED)        12/31/97          12/31/96
                                                                -------------     -------------     -------------
Net asset value, beginning of period                               $33.18            $33.97            $33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              1.05(4)           2.27(4)(5)        1.98(4)(5)
  Net realized and unrealized gain (loss)                           (0.19)             0.88              0.66
                                                                   ------            ------            ------
    TOTAL FROM INVESTMENT OPERATIONS                                 0.86              3.15              2.64
                                                                   ------            ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.96)            (2.33)            (1.89)
  Dividends from net realized gains                                 (0.02)            (1.43)            (0.61)
  In excess of net investment income                                   --             (0.18)            (0.01)
                                                                   ------            ------            ------
    TOTAL DISTRIBUTIONS                                             (0.98)            (3.94)            (2.51)
                                                                   ------            ------            ------
Change in net asset value                                           (0.12)            (0.79)             0.13
                                                                   ------            ------            ------
NET ASSET VALUE, END OF PERIOD                                     $33.06            $33.18            $33.97
                                                                   ------            ------            ------
                                                                   ------            ------            ------
Total return                                                         2.58%(2)          9.52%             7.98%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $7,147            $6,725            $7,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 0.80%(1)          0.80%             0.80%(1)
  Net investment income                                              6.55%(1)          6.65%             6.91%(1)
Portfolio turnover                                                     56%(2)           176%              199%(2)

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.08 and $0.09 per share, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.08 and $0.09 per share, respectively.
(5) Computed using average shares outstanding.

                       See Notes to Financial Statements                      35

U.S. GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------------

INVESTOR PROFILE
  Phoenix Institutional U.S. Government Securities Portfolio is designed for conservative investors seeking current income and conservation of capital.

INVESTMENT ADVISER'S REPORT
  For the six months ended June 30, 1998, Phoenix Institutional U.S. Government Securities Portfolio Class X shares returned 2.95% and Class Y shares returned 2.76% compared with 3.00% for the Lehman Brothers 1-3 Year Government Bond Index.* All performance figures assume reinvestment of dividends and are net of fees. The Portfolio invests in securities guaranteed by the U.S. government as to the timely payment of interest and principal; however, shares in the Portfolio are not insured or guaranteed. The credit quality assigned to the Portfolio is based solely on the creditworthiness of the investments in the portfolio and do not apply to the stability or safety of the Portfolio itself.

  For the third consecutive quarter, high-quality issues outperformed low quality as the "flight to quality" continued. The bond market remained quite volatile as the market continued to question whether the strong economy and low unemployment will ultimately lead to higher inflation. In addition, there are mixed views on whether the effects of the Asian turmoil will result in slower domestic growth, which could help keep inflation in check.

OUTLOOK
  The Portfolio's duration will be maintained in line with its benchmark index to minimize interest rate surprises. We will continue to conservatively manage the Portfolio, emphasizing those sectors that we believe offer the best risk/ reward tradeoff.

  * The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged, commonly used measure of total return performance of short maturity government securities. The Index is not available for direct investment.

U.S. Government Securities Portfolio
------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                     STANDARD       PAR
                                     & POOR'S      VALUE
                                      RATING       (000)         VALUE
                                     ---------   ---------   -------------
U.S. GOVERNMENT SECURITIES--48.1%
U.S. TREASURY NOTES--48.1%
  U.S. Treasury Notes 5.875%,
    10/31/98.......................  AAA         $    250    $     250,378
  U.S. Treasury Notes 5.875%,
    2/28/99........................  AAA              500          501,245
  U.S. Treasury Notes 5.625%,
    10/31/99.......................  AAA            1,500        1,501,680
  U.S. Treasury Notes 5.75%,
    11/30/02.......................  AAA              750          755,865
  U.S. Treasury Notes 6.50%,
    10/15/06.......................  AAA              500          530,505
                                                             -------------
                                                                 3,539,673
                                                             -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $3,493,648)............................       3,539,673
                                                             -------------
AGENCY MORTGAGE-BACKED SECURITIES--26.2%
  FNMA 5.25%, 8/25/13..............  AAA              128          127,643
  FNMA 5.50%, 2/25/14..............  AAA              295          293,413
  FNMA 6.50%, 5/25/18..............  AAA            1,500        1,505,535
                                                             -------------
                                                                 1,926,591
                                                             -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,928,039)............................       1,926,591
                                                             -------------

                                     STANDARD       PAR
                                     & POOR'S      VALUE
                                      RATING       (000)         VALUE
                                     ---------   ---------   -------------

MUNICIPAL BONDS--6.5%
  Chicago Public Building Taxable
    7%, 1/1/07 (b).................  AAA         $    450    $     479,812
                                                             -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $447,937)..............................         479,812
                                                             -------------
TOTAL LONG-TERM INVESTMENTS--80.8%
  (Identified cost $5,869,624)............................       5,946,076
                                                             -------------
SHORT-TERM OBLIGATIONS--20.4%
FEDERAL AGENCY SECURITIES--20.4%
  FHLMC 5.60%, 7/1/98..............                 1,500        1,500,000
                                                             -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,500,000)............................       1,500,000
                                                             -------------

TOTAL INVESTMENTS--101.2%
  (Identified cost $7,369,624)............................       7,446,076(a)
  Cash and receivables, less liabilities--(1.2%)..........         (90,272)
                                                             -------------
NET ASSETS--100.0%........................................   $   7,355,804
                                                             -------------
                                                             -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $80,058 and gross depreciation of $3,606 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $7,369,624.
(b) These municipal bonds are fully defeased by U.S. Government Treasury Obligations.

                       See Notes to Financial Statements                      37

U.S. Government Securities Portfolio
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $7,369,624)                                $ 7,446,076
Receivables
  Interest                                                         62,736
  Receivable from adviser                                          12,323
                                                              -----------
    Total assets                                                7,521,135
                                                              -----------
LIABILITIES
Payables
  Custodian                                                         1,111
  Fund shares repurchased                                         116,692
  Transfer agent fee                                                6,956
  Financial agent fee                                               3,370
  Trustees' fee                                                       888
  Distribution fee                                                    859
Accrued expenses                                                   35,455
                                                              -----------
    Total liabilities                                             165,331
                                                              -----------
NET ASSETS                                                    $ 7,355,804
                                                              -----------
                                                              -----------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 7,453,061
Undistributed net investment income                                 2,976
Accumulated net realized loss                                    (176,685)
Net unrealized appreciation                                        76,452
                                                              -----------
NET ASSETS                                                    $ 7,355,804
                                                              -----------
                                                              -----------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,162,291)                 237,828

Net asset value and offering price per share                       $13.30

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,193,513)                 315,896

Net asset value and offering price per share                       $13.27

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $  245,451
                                                              ----------
    Total investment income                                      245,451
                                                              ----------

EXPENSES
Investment advisory fee                                           13,194
Distribution fee--Class Y                                          5,099
Financial agent fee                                               36,660
Transfer agent                                                    19,612
Registration                                                      20,460
Professional                                                      10,223
Trustees                                                           6,550
Printing                                                           3,502
Custodian                                                          1,518
Miscellaneous                                                      2,642
                                                              ----------
    Total expenses                                               119,460
    Less expenses borne by investment adviser                    (96,780)
                                                              ----------
    Net expenses                                                  22,680
                                                              ----------
NET INVESTMENT INCOME                                            222,771
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   24,844
Net change in unrealized appreciation (depreciation) on
  investments                                                     (3,860)
                                                              ----------
NET GAIN ON INVESTMENTS                                           20,984
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                                $  243,755
                                                              ----------
                                                              ----------

38                     See Notes to Financial Statements

U.S. GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED
                                                                                           JUNE 30, 1998       YEAR ENDED
                                                                                            (UNAUDITED)     DECEMBER 31, 1997
                                                                                           --------------  -------------------
FROM OPERATIONS
  Net investment income                                                                     $    222,771      $     426,579
  Net realized gain                                                                               24,844             75,919
  Net change in unrealized appreciation (depreciation)                                            (3,860)            49,718
                                                                                           --------------  -------------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               243,755            552,216
                                                                                           --------------  -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                                                                (117,149)          (215,503)
  Net investment income--Class Y                                                                (106,218)          (211,076)
  In excess of net investment income--Class X                                                         --            (21,208)
  In excess of net investment income--Class Y                                                         --            (20,773)
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (223,367)          (468,560)
                                                                                           --------------  -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (46,076 and 112,978 shares, respectively)                        616,718          1,507,428
  Net asset value of shares issued from reinvestment of distributions (8,828 and
    17,887 shares, respectively)                                                                 117,147            236,709
  Cost of shares repurchased (151,274 and 156,630 shares, respectively)                       (2,018,735)        (2,080,993)
                                                                                           --------------  -------------------
Total                                                                                         (1,284,870)          (336,856)
                                                                                           --------------  -------------------
CLASS Y
  Proceeds from sales of shares (4,668 and 146,257 shares, respectively)                          62,636          1,941,555
  Net asset value of shares issued from reinvestment of distributions (8,016 and
    17,536 shares, respectively)                                                                 106,211            231,847
  Cost of shares repurchased (0 and 132,875 shares, respectively)                                     --         (1,781,224)
                                                                                           --------------  -------------------
Total                                                                                            168,847            392,178
                                                                                           --------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (1,116,023)            55,322
                                                                                           --------------  -------------------
  NET INCREASE (DECREASE) IN NET ASSETS                                                       (1,095,635)           138,978
NET ASSETS
  Beginning of period                                                                          8,451,439          8,312,461
                                                                                           --------------  -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $2,976 AND $3,572,
    RESPECTIVELY)                                                                           $  7,355,804      $   8,451,439
                                                                                           --------------  -------------------
                                                                                           --------------  -------------------

                       See Notes to Financial Statements                      39

U.S. Government Securities Portfolio
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS X
                                                                ---------------------------------------------
                                                                 SIX MONTHS                         FROM
                                                                    ENDED                         INCEPTION
                                                                   6/30/98       YEAR ENDED       3/1/96 TO
                                                                 (UNAUDITED)      12/31/97        12/31/96
                                                                -------------   -------------   -------------
Net asset value, beginning of period                               $13.26          $13.15          $13.35
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income                                              0.36(3)(5)      0.69(3)(5)      0.62(3)(5)
  Net realized and unrealized gain                                   0.03            0.18            0.02
                                                                   ------          ------          ------
    TOTAL FROM INVESTMENT OPERATIONS                                 0.39            0.87            0.64
                                                                   ------          ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.35)          (0.69)          (0.75)
  In excess of net investment income                                   --           (0.07)          (0.09)
                                                                   ------          ------          ------
    TOTAL DISTRIBUTIONS                                             (0.35)          (0.76)          (0.84)
                                                                   ------          ------          ------
Change in net asset value                                            0.04            0.11           (0.20)
                                                                   ------          ------          ------
NET ASSET VALUE, END OF PERIOD                                     $13.30          $13.26          $13.15
                                                                   ------          ------          ------
                                                                   ------          ------          ------
Total return                                                         2.95%(2)        6.69%           4.86%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $3,162          $4,432          $4,734

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 0.40%(1)        0.40%           0.40%(1)
  Net investment income                                              5.16%(1)        5.18%           5.58%(1)
Portfolio turnover                                                     24%(2)         232%            175%(2)


                                                                                   CLASS Y
                                                                ---------------------------------------------
                                                                 SIX MONTHS                         FROM
                                                                    ENDED                         INCEPTION
                                                                   6/30/98       YEAR ENDED       3/1/96 TO
                                                                 (UNAUDITED)      12/31/97        12/31/96
                                                                -------------   -------------   -------------
Net asset value, beginning of period                               $13.25          $13.14          $13.35
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income                                              0.33(4)(5)      0.65(4)(5)      0.59(4)(5)
  Net realized and unrealized gain                                   0.04            0.19            0.01
                                                                   ------          ------          ------
    TOTAL FROM INVESTMENT OPERATIONS                                 0.37            0.84            0.60
                                                                   ------          ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.35)          (0.66)          (0.73)
  In excess of net investment income                                   --           (0.07)          (0.08)
                                                                   ------          ------          ------
    TOTAL DISTRIBUTIONS                                             (0.35)          (0.73)          (0.81)
                                                                   ------          ------          ------
Change in net asset value                                            0.02            0.11           (0.21)
                                                                   ------          ------          ------
NET ASSET VALUE, END OF PERIOD                                     $13.27          $13.25          $13.14
                                                                   ------          ------          ------
                                                                   ------          ------          ------
Total return                                                         2.76%(2)        6.44%           4.56%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $4,194          $4,019          $3,578

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 0.65%(1)        0.65%           0.65%(1)
  Net investment income                                              4.95%(1)        4.92%           5.32%(1)
Portfolio turnover                                                     24%(2)         232%            175%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.15, $0.30 and $0.19, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.15, $0.30 and $0.19, respectively.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

40                     See Notes to Financial Statements

ENHANCED RESERVES PORTFOLIO
----------------------------------------------------

INVESTOR PROFILE
  The Institutional Enhanced Reserves Portfolio is appropriate for investors seeking high current income consistent with preservation of capital. It is intended that the Portfolio will invest primarily in high-grade corporate debt obligations and U.S. government securities, but while the Portfolio invests in securities guaranteed by the U.S. Government to provide timely payment of interest and principal, shares of the Portfolio are not insured or guaranteed. The Portfolio's short-term investment approach is enhanced by incorporating non-traditional money market securities that provide a conservative and liquid alternative to cash equivalents. The Enhanced Cash strategy does present minimal market risk because the target duration is the one-year Treasury bill.

INVESTMENT ADVISER'S REPORT
  Given the market's uncertainty with regard to the direction of interest rates at the beginning of the year, the Portfolio's active duration strategy for cash management has been once again rewarding. For the six-month reporting period that ended June 30, 1998, Class X shares returned 2.88% and Class Y shares returned 2.86%, outperforming the Merrill Lynch 1-Year Treasury Bill Index, which returned 2.80%.* All performance figures assume the reinvestment of dividends and are net of fees.
  The negative influences to our domestic economy due to the financial deterioration of Southeast Asia manifested itself during the second quarter causing long-term interest rates to precipitously fall to levels not seen since late 1993. The euphoric bond market was tempered somewhat by the strength of several domestic economic indicators, such as housing, employment, and consumer confidence. These economic offsets kept monetary policy on hold at 5.50% with a bias to tighten. Given this uncertainty, shorter-term securities were relatively unchanged for the quarter. Treasury yields, measured by the one-year bill fell by only one basis point from 5.38% to 5.37%. In contrast, the long bond fell by 30 basis points from 5.93% to 5.63%. The flattening of the yield curve proved beneficial for the Portfolio, given our flexibility to actively manage securities along the maturity spectrum.
  The Portfolio also benefited from increased demand for short-term fixed-rate commercial paper and floating-rate paper. In general, the low nominal yields made spread product more compelling despite concerns of increased issuance. Mortgage-related securities that experienced modest widening in the first quarter performed better in the second quarter as prepayment concerns due to lower interest rates were already factored into pricing. The asset-backed and short-term corporate markets also performed better than comparable Treasuries despite end of quarter supply and international uncertainty affecting credit spreads. Floating-rate notes, especially those that reset off London Interbank Offered Rates (LIBOR), captured an enhanced yield advantage compared with other shorter-term alternatives and with the increased demand experienced modest price appreciation. Spreads on shorter-term securities still appear attractive, especially given a strong economy and a confident consumer.

OUTLOOK
  As we look to the third quarter, the fixed-income market appears to be overbought unless further weakness occurs in our domestic economy. The only Treasury that has a yield above the present Fed funds target of 5.50% is the long bond at 5.63%. The inversion of the curve portends an easing of monetary policy in the near future, but the Fed appears content to remain in a holding state with a slight tightening bias. Therefore, the likelihood for significant decreases in interest rates from these levels remains remote, as short-term rates are somewhat hostage to the level of the Fed funds rate.
  We look to add value over the near term by remaining duration neutral and continuing to enhance portfolio yield in an environment of low interest rates.

  * The Merrill Lynch 1-Year Treasury Bill Index is an unmanaged, commonly used measure of short-term government bond total return performance. The Index is not available for direct investment.

Enhanced Reserves Portfolio
------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                    MOODY'S     PAR
                                                      BOND     VALUE
                                                     RATING    (000)       VALUE
                                                    --------  --------  ------------
U.S. GOVERNMENT SECURITIES--10.9%
U.S. TREASURY NOTES--10.9%
  U.S. Treasury Notes 7.75%, 1/31/00..............  Aaa         $2,500  $  2,583,600
  U.S. Treasury Notes 6.25%, 10/31/01.............  Aaa          3,000     3,062,819
                                                                        ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $5,645,578)........................................     5,646,419
                                                                        ------------
AGENCY ASSET-BACKED SECURITIES--2.3%
  SLMA 97-2, A1 5.662%, 10/25/05 (b)..............  Aaa          1,184     1,180,608
                                                                        ------------
TOTAL AGENCY ASSET-BACKED SECURITIES
  (Identified cost $1,271,515)........................................     1,180,608
                                                                        ------------
AGENCY MORTGAGE-BACKED SECURITIES--5.3%
  FNMA 5.85%, 2/25/06.............................  Aaa          1,585     1,582,388
  FNMA 7.665%, 3/1/20 (b).........................  Aaa          1,102     1,152,114
                                                                        ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $2,712,262)........................................     2,734,502
                                                                        ------------
ASSET-BACKED SECURITIES--44.3%
  Amresco 97-2, A9 5.866%, 6/25/27 (b)............  Aaa          1,324     1,325,009
  CIT RV Trust 96-A, A 5.40%, 12/15/11............  Aaa          1,316     1,309,337
  Case Equipment Loan Trust 94-C, A2 8.10%,
    6/15/01.......................................  Aaa            761       764,281
  ContiMortgage Home Equity Loan Trust 97-3, A10
    5.866%, 8/15/28 (b)...........................  Aaa          1,248     1,249,515
  Discover Card Master Trust I 96-4, A 6.031%,
    10/16/13 (b)..................................  Aaa          2,500     2,549,937
  EQCC Home Equity Loan Trust 96-3, A4 6.70%,
    6/15/08.......................................  Aaa          1,008     1,019,116
  First Plus Home Loan Trust 97-3, A1 5.756%,
    4/10/06 (b)...................................  AAA(c)       1,062     1,062,557
  Fleetwood Credit Corp. Grantor Trust 93-A, A 6%,
    1/15/08.......................................  Aaa          1,535     1,533,412
  Ford Credit Grantor Trust 95-A, A 5.90%,
    5/15/00.......................................  Aaa            377       377,267
  Green Tree Financial Corp. 96-8, A2 6.55%,
    10/15/27......................................  Aaa            611       611,586
  Green Tree Home Improvement Loan Trust 97-A,
    HEAR 5.846%, 3/15/27 (b)......................  AAA(c)       1,459     1,461,039

                                                    MOODY'S     PAR
                                                      BOND     VALUE
                                                     RATING    (000)       VALUE
                                                    --------  --------  ------------
ASSET-BACKED SECURITIES--CONTINUED
  Household Consumer Loan Trust 96-2 A2, 5.976%,
    8/15/06 (b)...................................  Aa          $2,000  $  2,005,000
  IMC Home Equity Loan Trust 98-1, A2 6.31%,
    12/20/12......................................  Aaa          2,000     2,007,800
  Money Store (The) Home Equity Trust 95-A, A7
    6.208%, 6/15/25 (b)...........................  Aaa          1,450     1,464,039
  UCFC Home Equity Loan 96-B1, A3 7.30%, 4/15/14..  Aaa          1,000     1,006,000
  UCFC Home Equity Loan 97-D, A3 6.51%, 1/15/16...  Aaa          2,500     2,525,037
  Western Financial Grantor Trust 95-2, A1 7.10%,
    7/1/00........................................  Aaa            717       721,625
                                                                        ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $22,811,789).......................................    22,992,557
                                                                        ------------
CORPORATE BONDS--12.5%
BANKS (MAJOR REGIONAL)--4.8%
  Northern Trust Corp. Capital I 6.208%, 1/15/27
    (b)...........................................  A            2,500     2,466,525
                                                                        ------------
RETAIL (GENERAL MERCHANDISE)--7.7%
  Sears, Roebuck & Co. 8.45%, 11/1/98.............  A            2,000     2,014,926
  Wal-Mart Stores, Inc. 5.65%, 2/1/10.............  Aa           2,000     1,992,500
                                                                        ------------
                                                                           4,007,426
                                                                        ------------
TOTAL CORPORATE BONDS
  (Identified cost $6,476,766)........................................     6,473,951
                                                                        ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--17.5%
  Independent National Mortgage Corp. 96-E, A2
    6.93%, 5/25/26................................  Aaa          1,830     1,834,431
  Residential Accredit Loans, Inc. 97-QS6, A1
    7.50%, 6/25/12................................  Aaa          1,616     1,626,626
  Residential Accredit Loans, Inc. 97-QS9, A1
    6.75%, 9/25/27................................  AAA(c)       1,729     1,724,042
  Residential Accredit Loans, Inc. 98-QS1, A2 7%,
    1/25/28.......................................  AAA(c)       1,837     1,852,448

42                     See Notes to Financial Statements

ENHANCED RESERVES PORTFOLIO
------------------------------------------------------

                                                    MOODY'S     PAR
                                                      BOND     VALUE
                                                     RATING    (000)       VALUE
                                                    --------  --------  ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Residential Funding Mortgage Securities I 97-S9,
    A20 7.50%, 7/25/27............................  AAA(c)      $2,000  $  2,063,680
                                                                        ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $9,023,090)........................................     9,101,227
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS--92.8%
  (Identified cost $47,941,000).......................................    48,129,264
                                                                        ------------

                                                    STANDARD
                                                    & POOR'S
                                                     RATING
                                                    --------
SHORT-TERM OBLIGATIONS--6.6%
COMMERCIAL PAPER--4.8%
  Beneficial Corp. 5.535%, 7/9/98.................  A-1          2,500     2,500,000
                                                                        ------------

                                                                PAR
                                                               VALUE
                                                               (000)       VALUE
                                                              --------  ------------
REPURCHASE AGREEMENT--1.8%
  State Street Bank & Trust Co. Repurchase Agreement, 5.15%,
    dated 6/30/98 due 7/1/98, repurchase price $924,000,
    collateralized by U.S. Treasury Note 6.125%, 12/31/01,
    market value
    $945,113................................................      $924  $    924,000
                                                                        ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,424,000)........................................     3,424,000
                                                                        ------------
TOTAL INVESTMENTS--99.4%
  (Identified cost $51,365,000).......................................    51,553,264(a)
  Cash and receivables, less liabilities--0.6%........................       295,415
                                                                        ------------
NET ASSETS--100.0%....................................................  $ 51,848,679
                                                                        ------------
                                                                        ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $233,706 and gross depreciation of $45,442 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $51,365,000.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c)  As rated by Standard and Poor's.

                       See Notes to Financial Statements                      43

Enhanced Reserves Portfolio
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $51,365,000)                               $  51,553,264
Cash                                                                    534
Receivables
  Interest                                                          405,983
  Fund shares sold                                                      242
  Receivable from adviser                                               928
                                                              -------------
    Total assets                                                 51,960,951
                                                              -------------

LIABILITIES
Payables
  Dividend distributions                                             56,673
  Transfer agent fee                                                  6,795
  Financial agent fee                                                 6,782
  Trustees' fee                                                         888
  Distribution fee                                                       71
Accrued Expenses                                                     41,063
                                                              -------------
    Total liabilities                                               112,272
                                                              -------------
NET ASSETS                                                    $  51,848,679
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  52,239,576
Undistributed net investment loss                                   (54,992)
Accumulated net realized loss                                      (524,169)
Net unrealized appreciation                                         188,264
                                                              -------------
NET ASSETS                                                    $  51,848,679
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $51,530,808)                5,178,772

Net asset value and offering price per share                          $9.95

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $317,871)                      31,934

Net asset value and offering price per share                          $9.95

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $ 2,279,060
                                                              -----------
    Total investment income                                     2,279,060
                                                              -----------

EXPENSES
Investment advisory fee                                            89,142
Distribution fee--Class Y                                             922
Financial agent fee                                                40,705
Registration                                                       27,163
Transfer agent                                                     19,438
Professional                                                       12,004
Trustees                                                            6,552
Custodian                                                           5,880
Printing                                                            3,405
Miscellaneous                                                       5,379
                                                              -----------
    Total expenses                                                210,590
    Less: expenses borne by investment adviser                    (76,749)
                                                              -----------
    Net expenses                                                  133,841
                                                              -----------
NET INVESTMENT INCOME                                           2,145,219
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (160,370)
Net change in unrealized appreciation (depreciation) on
  investments                                                      77,020
                                                              -----------
NET LOSS ON INVESTMENTS                                           (83,350)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ 2,061,869
                                                              -----------
                                                              -----------

44                     See Notes to Financial Statements

ENHANCED RESERVES PORTFOLIO
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED
                                                                                           JUNE 30, 1998       YEAR ENDED
                                                                                            (UNAUDITED)     DECEMBER 31, 1997
                                                                                           --------------  -------------------
FROM OPERATIONS
  Net investment income                                                                     $  2,145,219     $     5,142,453
  Net realized loss                                                                             (160,370)            (15,822)
  Net change in unrealized appreciation (depreciation)                                            77,020            (108,788)
                                                                                           --------------  -------------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             2,061,869           5,017,843
                                                                                           --------------  -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                                                              (2,136,658)         (5,018,041)
  Net investment income--Class Y                                                                 (20,494)           (113,618)
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (2,157,152)         (5,131,659)
                                                                                           --------------  -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (10,617,712 and 21,169,694 shares, respectively)             105,526,262         210,525,776
  Net asset value of shares issued from reinvestment of distributions (214,950 and
    495,501 shares, respectively)                                                              2,137,280           4,927,719
  Cost of shares repurchased (13,218,750 and 26,359,297 shares, respectively)               (131,307,541)       (262,080,920)
                                                                                           --------------  -------------------
Total                                                                                        (23,643,999)        (46,627,425)
                                                                                           --------------  -------------------
CLASS Y
  Proceeds from sales of shares (0 and 70,612 shares, respectively)                                   --             702,004
  Net asset value of shares issued from reinvestment of distributions (798 and
    8,690 shares, respectively)                                                                    7,944              86,399
  Cost of shares repurchased (171,366 and 27,952 shares, respectively)                        (1,703,440)           (277,921)
                                                                                           --------------  -------------------
Total                                                                                         (1,695,496)            510,482
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                             (25,339,495)        (46,116,943)
                                                                                           --------------  -------------------
  NET DECREASE IN NET ASSETS                                                                 (25,434,778)        (46,230,759)
NET ASSETS
  Beginning of period                                                                         77,283,457         123,514,216
                                                                                           --------------  -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT LOSS AND DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF ($54,992) AND ($43,059), RESPECTIVELY)                      $ 51,848,679     $    77,283,457
                                                                                           --------------  -------------------
                                                                                           --------------  -------------------

                       See Notes to Financial Statements                      45

Enhanced Reserves Portfolio
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  CLASS X
                                                             -------------------------------------------------
                                                              SIX MONTHS                             FROM
                                                                 ENDED                             INCEPTION
                                                                6/30/98         YEAR ENDED        7/19/96 TO
                                                              (UNAUDITED)        12/31/97          12/31/96
                                                             -------------     -------------     -------------
Net asset value, beginning of period                            $ 9.95            $ 9.95            $ 9.95
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income                                           0.27(3)(6)        0.58(3)(6)        0.26(3)
  Net realized and unrealized gain                                0.01                --                --
                                                                 -----             -----             -----
    TOTAL FROM INVESTMENT OPERATIONS                              0.28              0.58              0.26
                                                                 -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.28)            (0.58)            (0.26)
                                                                 -----             -----             -----
    TOTAL DISTRIBUTIONS                                          (0.28)            (0.58)            (0.26)
                                                                 -----             -----             -----
Change in net asset value                                           --                --                --
                                                                 -----             -----             -----
NET ASSET VALUE, END OF PERIOD                                  $ 9.95            $ 9.95            $ 9.95
                                                                 -----             -----             -----
                                                                 -----             -----             -----
Total return                                                      2.88%(2)          6.03%             2.57%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $51,531           $75,269          $122,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              0.36%(1)          0.34%             0.34%(1)
  Net investment income                                           5.78%(1)          5.84%             5.68%(1)
Portfolio turnover                                                 162%(2)           177%              122%(2)


                                                                                  CLASS Y
                                                             -------------------------------------------------
                                                              SIX MONTHS                             FROM
                                                                 ENDED                             INCEPTION
                                                                6/30/98         YEAR ENDED        11/1/96 TO
                                                              (UNAUDITED)        12/31/97          12/31/96
                                                             -------------     -------------     -------------
Net asset value, beginning of period                            $ 9.95            $ 9.95            $ 9.97
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income                                           0.24(4)(6)        0.56(4)(6)        0.09(4)
  Net realized and unrealized gain (loss)                         0.03                --             (0.02)
                                                                 -----             -----             -----
    TOTAL FROM INVESTMENT OPERATIONS                              0.27              0.56              0.07
                                                                 -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.27)            (0.56)            (0.09)
                                                                 -----             -----             -----
    TOTAL DISTRIBUTIONS                                          (0.27)            (0.56)            (0.09)
                                                                 -----             -----             -----
Change in net asset value                                           --                --             (0.02)
                                                                 -----             -----             -----
NET ASSET VALUE, END OF PERIOD                                  $ 9.95            $ 9.95            $ 9.95
                                                                 -----             -----             -----
                                                                 -----             -----             -----
Total return                                                      2.86%(2)          5.75%             0.71%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $318            $2,014            $1,504

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              0.61%(1)          0.59%             0.59%(1)
  Net investment income                                           5.53%(1)          5.59%             5.58%(1)
Portfolio turnover                                                 162%(2)           177%              122%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.02 and less than $0.01, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.02 and less than $0.01, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) Computed using average shares outstanding.

46                     See Notes to Financial Statements

MONEY MARKET PORTFOLIO
----------------------------------------------------

INVESTOR PROFILE
  The Institutional Money Market Portfolio is appropriate for investors seeking high current income with minimal risk of capital. The Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

INVESTMENT ADVISER'S REPORT
  The Institutional Money Market Portfolio's seven-day current yield was 5.45% for Class X shares and 5.20% for Class Y shares compared with an average yield of 4.92% as reported in IBC's Money Market Insight for first-tier money market funds.* Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period, multiplied by 365.

  Ongoing concerns about the turmoil in Southeast Asia and unstable markets globally persisted throughout the six-month reporting period. As a result, short-term money markets continued to experience high volatility. Moderate to strong domestic growth in the first and second quarters of 1998 prompted the Federal Reserve to move from a neutral policy position to a bias toward tightening.

  As market volatility continued during this time, we maintained a market neutral strategy, looking for trading opportunities in variable-rate and corporate securities. We continue to emphasize high-quality commercial paper and variable-rate securities to enhance yield. The Portfolio's average credit quality remains A1/P1. This rating is based solely on the creditworthiness of the investments held and does not apply to the stability or safety of the Portfolio.

OUTLOOK
  Volatility in the short-term money market sector will likely continue as investors question whether the strong economy and low unemployment figures will ultimately lead to higher inflation. Furthermore, the market seems to have mixed views on whether the effects of the Asian turmoil will result in slower domestic growth.

  * The average yield is for 286 first-tier money market funds as reported in IBC's Money Market Insight.

Money Market Portfolio
------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

  FACE
 AMOUNT                                          INTEREST    RESET
 (000)            DESCRIPTION                      RATE       DATE       VALUE
--------   -------------------------             --------   --------  ------------
FEDERAL AGENCY SECURITIES--VARIABLE--18.3%
           SLMA (final maturity 2/22/99) (b)...
$  1,000                                            5.33%     7/7/98  $  1,000,000
                                                                      ------------
                                                                         1,000,000
TOTAL FEDERAL AGENCY SECURITIES-- VARIABLE..........................
                                                                      ------------

                                      STANDARD
                                        &
                                      POOR'S             MATURITY
                                      RATING               DATE
                                      ------             --------
COMMERCIAL PAPER--69.0%
     250   Warner-Lambert Co........  A-1+       6.25      7/1/98       250,000
     225   Potomac Electric Power
           Co.......................  A-1        5.65      7/6/98       224,823
     100   Schering Corp............  A-1+       5.80      7/7/98        99,903
     270   Deutsche Bank Financial,
           Inc......................  A-1+       5.63      7/8/98       269,704
     100   Albertson's, Inc.........  A-1        5.75      7/9/98        99,872
     290   Corporate Receivables
           Corp.....................  A-1+       5.53      7/9/98       289,644
     250   Enterprise Funding
           Corp.....................  A-1+       5.57     7/10/98       249,652
     260   Du Pont (E.I.) de Nemours
           & Co.....................  A-1+       5.55     7/14/98       259,479
     250   CXC, Inc.................  A-1+       5.55     7/22/98       249,191
     200   Procter & Gamble Co......  A-1+       5.60     7/23/98       199,316
     200   Private Export Funding
           Corp.....................  A-1+       5.60     7/27/98       199,191

                                      STANDARD
  FACE                                  &
 AMOUNT                               POOR'S  INTEREST   MATURITY
 (000)            DESCRIPTION         RATING    RATE       DATE       VALUE
--------   -------------------------  ------  --------   --------  ------------
COMMERCIAL PAPER--CONTINUED
$    280   Preferred Receivables
           Funding Corp.............  A-1        5.62%    7/30/98  $    278,732
     244   Merrill Lynch & Co.,
           Inc......................  A-1+       5.53     7/31/98       242,876
     200   McDonald's Corp..........  A-1+       5.54     8/12/98       198,707
     277   Receivables Capital
           Corp.....................  A-1+       5.56     8/26/98       274,604
     285   Corporate Receivables
           Corp.....................  A-1+       5.53    10/16/98       280,316
     100   General Electric Capital
           Corp.....................  A-1+       5.54    11/23/98        97,769
                                                                   ------------
                                                                      3,763,779
TOTAL COMMERCIAL PAPER...........................................
                                                                   ------------
MEDIUM-TERM NOTES--7.3%
     400   Associates Corporation of
           North America............  AA-        6.38     8/15/98       400,215
                                                                   ------------
                                                                        400,215
TOTAL MEDIUM-TERM NOTES..........................................
                                                                   ------------

                                                                      5,163,994(a)
TOTAL INVESTMENTS--94.6%
  (Identified cost $5,163,994)...................................
                                                                        294,169
  Cash and receivables, less liabilities--5.4%...................
                                                                   ------------
                                                                   $  5,458,163
NET ASSETS--100.0%...............................................
                                                                   ------------
                                                                   ------------

(a) Federal Income Tax Information: June 30, 1998, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

48                     See Notes to Financial Statements

Money Market Portfolio
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $5,163,994)                                $ 5,163,994
Cash                                                                9,288
Receivables
  Fund shares sold                                                329,737
  Interest                                                         15,426
  Receivable from adviser                                          11,896
                                                              -----------
    Total Assets                                                5,530,341
                                                              -----------

LIABILITIES
Payables
  Fund shares repurchased                                           6,142
  Dividend distributions                                            4,566
  Transfer agent fee                                                7,565
  Financial agent fee                                               2,567
  Trustees' fee                                                       888
  Distribution fee                                                    269
Accrued expenses                                                   50,181
                                                              -----------
    Total liabilities                                              72,178
                                                              -----------
NET ASSETS                                                    $ 5,458,163
                                                              -----------
                                                              -----------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 5,458,163
                                                              -----------
NET ASSETS                                                    $ 5,458,163
                                                              -----------
                                                              -----------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,101,237)               4,101,237

Net asset value and offering price per share                        $1.00

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,356,926)               1,356,926

Net asset value and offering price per share                        $1.00

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $  217,177
                                                              ----------
    Total investment income                                      217,177
                                                              ----------

EXPENSES
Investment advisory fee                                            9,773
Distribution fee--Class Y                                          2,023
Financial agent fee                                               22,011
Transfer agent                                                    20,920
Registration                                                      13,792
Professional                                                       9,698
Trustees                                                           6,550
Custodian                                                          4,829
Miscellaneous                                                      1,206
                                                              ----------
    Total expenses                                                90,802
    Less expenses borne by investment adviser                    (77,120)
                                                              ----------
    Net expenses                                                  13,682
                                                              ----------
NET INVESTMENT INCOME                                            203,495
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  203,495
                                                              ----------
                                                              ----------

                       See Notes to Financial Statements                      49

MONEY MARKET PORTFOLIO
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED
                                                                                           JUNE 30, 1998       YEAR ENDED
                                                                                            (UNAUDITED)     DECEMBER 31, 1997
                                                                                           --------------  -------------------
FROM OPERATIONS
  Net investment income                                                                     $    203,495      $     602,346
                                                                                           --------------  -------------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               203,495            602,346
                                                                                           --------------  -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                                                                (128,792)          (517,729)
  Net investment income--Class Y                                                                 (74,703)           (84,617)
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (203,495)          (602,346)
                                                                                           --------------  -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sale of shares (5,353,284 and 13,237,363 shares, respectively)                 5,353,284         13,237,363
  Net asset value of shares issued from reinvestment of distributions (165,795 and
    504,476 shares, respectively)                                                                165,795            504,476
  Cost of shares repurchased (9,546,691 and 20,794,521 shares, respectively)                  (9,546,691)       (20,794,521)
                                                                                           --------------  -------------------
Total                                                                                         (4,027,612)        (7,052,682)
                                                                                           --------------  -------------------
CLASS Y
  Proceeds from sale of shares (283,006 and 1,448,463 shares, respectively)                      283,006          1,448,463
  Net asset value of shares issued from reinvestment of distributions (40,186 and
    83,278 shares, respectively)                                                                  40,186             83,278
  Cost of shares repurchased (687,791 and 1,939,870 shares, respectively)                       (687,791)        (1,939,870)
                                                                                           --------------  -------------------
Total                                                                                           (364,599)          (408,129)
                                                                                           --------------  -------------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                              (4,392,211)        (7,460,811)
                                                                                           --------------  -------------------
  NET DECREASE IN NET ASSETS                                                                  (4,392,211)        (7,460,811)
NET ASSETS
  Beginning of period                                                                          9,850,374         17,311,185
                                                                                           --------------  -------------------
  END OF PERIOD                                                                             $  5,458,163      $   9,850,374
                                                                                           --------------  -------------------
                                                                                           --------------  -------------------

50                     See Notes to Financial Statements

Money Market Portfolio
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS X
                                                                -----------------------------------------------
                                                                 SIX MONTHS
                                                                    ENDED                      FROM INCEPTION
                                                                   6/30/98      YEAR ENDED        3/1/96 TO
                                                                 (UNAUDITED)     12/31/97         12/31/96
                                                                -------------  -------------  -----------------
Net asset value, beginning of period                              $    1.00      $    1.00        $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                               0.026(3)       0.052(3)         0.043(3)
                                                                     ------         ------           ------
    TOTAL FROM INVESTMENT OPERATIONS                                  0.026          0.052            0.043
                                                                     ------         ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income                               (0.026)        (0.052)          (0.043)
                                                                     ------         ------           ------
Change in net asset value                                                --             --               --
                                                                     ------         ------           ------
NET ASSET VALUE, END OF PERIOD                                    $    1.00      $    1.00        $    1.00
                                                                     ------         ------           ------
                                                                     ------         ------           ------
Total return                                                           2.63%(2)        5.34%           4.34%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                $4,101         $8,129          $15,182

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                   0.35%(1)        0.35%           0.35%(1)
  Net investment income                                                5.26%(1)        5.20%           5.08%(1)


                                                                                    CLASS Y
                                                                -----------------------------------------------
                                                                 SIX MONTHS                    FROM INCEPTION
                                                                ENDED 6/30/98   YEAR ENDED        3/1/96 TO
                                                                 (UNAUDITED)     12/31/97         12/31/96
                                                                -------------  -------------  -----------------
Net asset value, beginning of period                              $    1.00      $    1.00        $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                               0.025(4)       0.050(4)         0.040(4)
                                                                     ------         ------           ------
    TOTAL FROM INVESTMENT OPERATIONS                                  0.025          0.050            0.040
                                                                     ------         ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income                               (0.025)        (0.050)          (0.040)
                                                                     ------         ------           ------
Change in net asset value                                                --             --               --
                                                                     ------         ------           ------
NET ASSET VALUE, END OF PERIOD                                    $    1.00      $    1.00        $    1.00
                                                                     ------         ------           ------
                                                                     ------         ------           ------
Total return                                                           2.51%(2)        5.08%           4.11%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                $1,357         $1,722           $2,130

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                   0.60%(1)        0.60%           0.60%(1)
  Net investment income                                                5.01%(1)        4.96%           4.84%(1)

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.01 and less than $0.01, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.01 and less than $0.01, respectively.

                       See Notes to Financial Statements                      51

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, eight Portfolios are offered for sale: Core Equity Portfolio, Growth Stock Portfolio, Real Estate Equity Securities Portfolio, Balanced Portfolio, Managed Bond Portfolio, U.S. Government Securities Portfolio, Enhanced Reserves Portfolio and Money Market Portfolio.

  Each Portfolio has distinct investment objectives. The Core Equity Portfolio seeks long-term appreciation of capital. The Growth Stock Portfolio seeks long-term appreciation of capital. The Real Estate Equity Securities Portfolio seeks to emphasize capital appreciation and income equally by investing primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States. The Balanced Portfolio seeks to provide reasonable income, long-term capital growth and conservation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation. The U.S. Government Securities Portfolio seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Enhanced Reserves Portfolio seeks to provide high current income consistent with preservation of capital. The Money Market Portfolio seeks to provide a high level of current income consistent with capital preservation and liquidity.

  Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  The Money Market Portfolio uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Portfolio to maintain a constant net asset value of $1 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums except for the Enhanced Reserves Portfolio and Money Market Portfolio, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED) (CONTINUED)

gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Portfolios, except U.S. Government Securities Portfolio and Money Market Portfolio, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

NOTE 2. INVESTMENT ADVISORY FEE AND
        RELATED PARTY TRANSACTIONS

  The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC") and Duff & Phelps Investment Management Co. ("DPIM"). PIC is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). DPIM is a subsidiary of Phoenix Investment Partners, Ltd., formerly, Phoenix Duff & Phelps Corporation, which is an indirect, majority-owned subsidiary of PHL. Formerly, Phoenix Realty Securities, Inc. ("PRS"), an indirect, wholly-owned subsidiary of PHL, was the investment Adviser for Real Estate Equity Securities Portfolio through December 31, 1997. As compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED) (CONTINUED)

annual rates as a percentage of the average daily net assets of each separate
Portfolio:

                                                1ST
PORTFOLIO                        ADVISER    $1 BILLION    $1+ BILLION
------------------------------  ---------  -------------  -----------
Core Equity Portfolio.........    DPIM           0.50%          0.50%
Growth Stock Portfolio........     PIC           0.60%          0.55%
Real Estate Equity Securities
  Portfolio...................    DPIM           0.50%          0.50%
Balanced Portfolio............     PIC           0.55%          0.50%
Managed Bond Portfolio........     PIC           0.45%          0.40%
U.S. Government Securities
  Portfolio...................     PIC           0.30%          0.25%
Enhanced Reserves Portfolio...    DPIM           0.24%          0.19%
Money Market Portfolio........     PIC           0.25%          0.20%

  In addition to this base adviser fee, Real Estate Equity Securities Portfolio is subject to a performance adjustment based on the Portfolio's annual performance as compared to certain prescribed benchmarks. For the six months ended June 30, 1998, the performance adjustment was ($435).

  PIC has voluntarily agreed to assume total fund operating expenses of each Portfolio it advises, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 2001, to the extent that such expenses exceed the following percentages of average annual net assets:

                                           CLASS X       CLASS Y
                                         ------------  ------------
Core Equity Portfolio..................        0.65%         0.90%
Growth Stock Portfolio.................        0.70%         0.95%
Real Estate Equity Securities
  Portfolio............................        0.90%         1.15%
Balanced Portfolio.....................        0.65%         0.90%
Managed Bond Portfolio.................        0.55%         0.80%
U.S. Government Securities Portfolio...        0.40%         0.65%
Money Market Portfolio.................        0.35%         0.60%

  Effective May 1, 1998, DPIM has voluntarily agreed to reimburse or waive total fund operating expenses of the Enhanced Reserves Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 1998, to the extent that such expenses exceed 0.40% and 0.65%, respectively, of the average annual net assets of Class X and Y, respectively. Prior to that date, the expense limits were 0.34% and 0.59% for Class X and Y, respectively.

  Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Portfolio that of the total amount expensed for the six months ended June 30, 1998, $2,896 was earned by the Distributor, $10,858 was earned by unaffiliated participants, and $35,889 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received through May 31, 1998, a fee for bookkeeping, administration and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus
(2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended June 30, 1998, transfer agent fees were $152,455 of which PEPCO retained $155 which is net of fees paid to State Street.

  At June 30, 1998, PHL and affiliates held Portfolio shares which aggregated the following:

                                                       AGGREGATE
                                                       NET ASSET
                                          SHARES         VALUE
                                       ------------   ------------
Core Equity Portfolio-Class X........       190,000   $  1,926,600
Core Equity Portfolio-Class Y........        10,000        101,300
Growth Stock Portfolio-Class X.......             4            163
Growth Stock Portfolio-Class Y.......         4,454        161,584
Real Estate Equity Securities
  Portfolio-Class X..................     1,052,786     11,559,595
Real Estate Equity Securities
  Portfolio-Class Y..................        10,404        114,338
Balanced Portfolio-Class X...........             8            144
Balanced Portfolio-Class Y...........         8,426        142,987
Managed Bond Portfolio-Class X.......       655,368     21,659,923
Managed Bond Portfolio-Class Y.......         3,669        121,311
U.S. Government Securities
  Portfolio-Class X..................       122,650      1,631,243
U.S. Government Securities
  Portfolio-Class Y..................         8,618        114,363
Money Market Portfolio-Class X.......           113            113
Money Market Portfolio-Class Y.......       112,046        112,046

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED) (CONTINUED)

NOTE 3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the six months ended June 30, 1998 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                        PURCHASES        SALES
                                       ------------   ------------
Core Equity Portfolio................  $  7,025,223   $    737,419
Growth Stock Portfolio...............    35,279,017     41,927,022
Real Estate Equity Securities
  Portfolio..........................     4,442,421        438,054
Balanced Portfolio...................    17,061,386     21,388,829
Managed Bond Portfolio...............    51,080,408     32,870,933
Enhanced Reserves Portfolio..........    26,463,998     42,912,659

  Purchases and sales of U.S. Government and agency securities during the six months ended June 30, 1998, aggregated the following:

                                        PURCHASES        SALES
                                       ------------   ------------
Balanced Portfolio...................  $  9,072,734   $  8,889,043
Managed Bond Portfolio...............    13,211,715     11,982,249
U.S. Government Securities
  Portfolio..........................     1,509,141      2,337,506
Enhanced Reserves Portfolio..........    84,898,875     88,031,801

NOTE 4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

NOTE 5. CAPITAL LOSS CARRYOVERS

  At December 31, 1997 the Portfolios had available for federal income tax purposes unused capital losses as follows:

                                         EXPIRING IN
                                 2003       2004       2005
                               ---------  ---------  ---------
U.S. Government Securities
  Portfolio..................         --  $ 201,529         --
Enhanced Reserves
  Portfolio..................  $ 189,419    128,718  $  36,912

  For the Enhanced Reserves Portfolio, capital loss carryovers include $189,419 acquired in connection with the merger of the Duff & Phelps Enhanced Reserves Fund.

NOTE 6. OTHER

  As of June 30, 1998, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                  NUMBER OF            % OF TOTAL
                                SHAREHOLDERS       SHARES OUTSTANDING
                             -------------------  ---------------------
Core Equity Portfolio......               1                 68.7%
Growth Stock Portfolio.....               2                 24.7%
Managed Bond Portfolio.....               2                 22.0%
U.S. Government Securities
  Portfolio................               2                 47.6%
Enhanced Reserves
  Portfolio................               3                 85.4%
Money Market Portfolio.....               2                 51.3%

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's record and other pertinent information.

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
James D. Wehr, Senior Vice President
Marvin E. Flewellen, Vice President
John D. Kattar, Vice President
William E. Keen, III, Vice President/Assistant Secretary
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Diane L. Mustain, Vice President
Leonard J. Saltiel, Vice President
Christopher Saner, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
Andrew Szabo, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Core Equity Portfolio, Real Estate Equity Securities Portfolio and Enhanced Reserves Portfolio)
55 East Monroe Street
Suite 3800
Chicago, Illinois 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

State Street Bank and Trust Company
(Core Equity Portfolio, Real Estate Equity Securities Portfolio and Enhanced Reserves Portfolio)
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

HOW TO CONTACT US
Toll-Free Numbers
The Fund Connection                                       1-800-243-1574
Customer Service                                       1-800-243-1574 (option 0)
Investment Strategy Hotline                            1-800-243-4361 (option 2)
Marketing Department                                   1-800-243-4361 (option 3)
Text Telephone                                            1-800-243-1926
World Wide Web address:
www.phoenixinvestments.com

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS           BULK RATE MAIL
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Enfield CT 06083-2200                                           PAID
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